Office Lease as of July 20, 2006
EX-10.12

Standard Office Lease

STANDARD OFFICE LEASE

This Standard Office Lease ("Lease") is made and entered into as of this 20th day of

July, 2006, by and between ARDEN REALTY FINANCE IV, L.L.C., a StateDelaware limited liability company ("Landlord"), and WORLDWIDE EXCELLENCE, INC., a Delaware corporation ("Tenant").

Tenant hereby leases from Landlord the premises described as Suite No. 301, as designated on the plan attached hereto and incorporated herein as Exhibit "A" ("Premises"), of the project ("Project") whose address is 16000 Ventura Boulevard, Encino, California, for the Term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:

ARTICLE 1

BASIC LEASE PROVISIONS

A.

Term:

Five (5) years.

Commencement Date:

The earliest of (i) the date Tenant first commences

to conduct business in the Premises, or (ii) the later

of (A) the date of Substantial Completion of the

Improvements in the Premises and (B) October 1,

2006.

Expiration Date:

The date immediately preceding the five (5) year

anniversary of the Commencement Date; provided,

however, that if the Commencement Date is a date

other than the first day of a month, the Expiration

Date shall be the last day of the month which is

sixty (60) months after the month in which the

Commencement Date falls, unless extended or

earlier terminated pursuant to this Lease.

B.

Square Footage:

7,616 rentable square feet.

C.

Basic Rental:

Monthly Basic

Annual

Monthly

Rental Per Rentable

Period of Term

addressStreetBasic Rental

Basic Rental

Square Foot

1

$205,632.00

$17,136.00

$2.25

2

$212,029.44

$17,669.12

$2.32

3

$218,426.88

$18,202.24

$2.39

4

$224,824.32

$18,735.36

$2.46

5 – Expiration Date

$231,221.76

$19,268.48

$2.53

D.

Base Year:

Calendar year 2007.

E.

Tenant's Proportionate Share:

4.31% (based on the rentable square footage of the

Premises [7,616] divided by the rentable square

footage of the Project [176,879]).

F.

Security Deposit:

A security deposit of $19,268.48 shall be due and

payable by Tenant to Landlord upon Tenant's

execution of this Lease.

G.

Permitted Use:

General office use consistent with the character of

a first class office building.

H.

Brokers:

Stone Miller (for Tenant)

I.

Parking Passes:

Tenant shall have the right, but not the obligation,

to rent up to three (3) unreserved parking passes

for each 1,000 rentable square feet contained in the

Premises, which equals twenty-three (23)

unreserved parking passes.  Such parking passes

shall be located within the Projects' parking

facility.

Notwithstanding, Tenant shall have the

right to convert up to two (2) of such unreserved

parking passes to reserved parking passes upon at

least thirty (30) days prior written notice to

Landlord.  Tenant shall rent such reserved and

unreserved parking passes at the rates and in

accordance with the terms provided in Article 23

hereof

J.

Initial Installment of Basic

The first full month's Basic Rental of $17,136.00

Rental:

shall be due and payable by Tenant to Landlord

upon Tenant's execution of this Lease.

ARTICLE 2

TERM/PREMISES

The Term of this Lease shall commence on the Commencement Date as set forth in

Article 1.A. of the Basic Lease Provisions and shall end on the Expiration Date set forth in

Article 1.A. of the Basic Lease Provisions.  For purposes of this Lease, the term "Lease Year"

shall mean each consecutive twelve (12) month period during the Term, with the first Lease Year commencing on the Commencement Date; however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the eleventh (11th) month after the Commencement Date and the second (2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date.  If Landlord does not deliver possession of the

Premises to Tenant on or before the anticipated Commencement Date (as set forth in Article

1.A., above), Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder.  Landlord and

Tenant hereby stipulate that the Premises contains the number of square feet specified in

Article 1.B. of the Basic Lease Provisions.  Landlord may deliver to Tenant a Commencement

Letter in a form substantially similar to that attached hereto as Exhibit "C", which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.  Failure of Tenant to timely execute and deliver the Commencement Letter shall constitute an acknowledgment by

Tenant that the statements included in such notice are true and correct, without exception.

Tenant may enter into the Premises approximately one (1) week prior to the anticipated

Commencement Date, upon receipt of Landlord's consent, solely for the purpose of installing furniture, trade fixtures, telephones, computers, photocopy equipment, and other business equipment. Such early entry will not advance the Commencement Date so long as Tenant does not commence business operations from any part of the Premises. All of the provisions of this

Lease shall apply to Tenant during any early entry, including, without limitation, the indemnities set forth in this Lease, but excluding the obligation to pay Basic Rental only unless and until

Tenant has commenced business operations in the Premises (or the Commencement Date has otherwise occurred), whereupon Tenant's Basic Rental payment obligations  shall immediately commence. Landlord may revoke its permission for Tenant's early entry if Tenant's activities or workers interfere with the completion of the Improvements (as defined in Exhibit "D" attached hereto). If Tenant is granted early entry, Landlord shall not be responsible for any loss, including theft, damage or destruction to any work or material installed or stored by Tenant at the Premises or for any injury to Tenant or its agents, employees, contractors, subcontractors, subtenants,

subtenants, assigns, licensees or invitees. Landlord shall have the right to post appropriate notices of non-responsibility and to require Tenant to provide Landlord with evidence that

Tenant has fulfilled its obligation to provide insurance pursuant to the provisions of this Lease.

ARTICLE 3

RENTAL

(a)

Basic Rental.  Tenant agrees to pay to Landlord during the Term hereof, at

Landlord's office or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the initial monthly and annual sums as set forth in

Article 1.C. of the Basic Lease Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, except as otherwise expressly set forth to the contrary in this Lease, and in the event this Lease commences or the date of expiration of this

Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated.  Notwithstanding the foregoing, the first full month's Basic Rental shall be paid to Landlord in accordance with Article 1.J. of the Basic Lease Provisions.

(b)

Increase in Direct Costs.  The term "Base Year" means the calendar year set forth in Article 1.D. of the Basic Lease Provisions.  If, in any calendar year during the Term of this

Lease, the "Direct Costs" (as hereinafter defined) paid or incurred by Landlord shall be higher than the Direct Costs for the Base Year, Tenant shall pay an additional sum for each such subsequent calendar year equal to the product of the amount set forth in Article 1.E. of the Basic

Lease Provisions multiplied by such increased amount of Direct Costs.  In the event either the

Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's

Proportionate Share for such calendar year shall be determined on the basis of the number of days during that particular calendar year that such Tenant's Proportionate Share was in effect.  In the event this Lease shall terminate on any date other than the last day of a calendar year, the additional sum payable hereunder by Tenant during the calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty five (365). Any and all amounts due and payable by Tenant pursuant to this Lease (other than Basic Rental) shall be deemed "Additional

Rent" and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord is entitled to exercise with respect to defaults in monthly Basic

Rental payments.

(c)

Definitions.  As used herein the term "Direct Costs" shall mean the sum of the following:

(i)

"Tax Costs", which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively, the "Real Property") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include, to the extent of Tax Costs savings reasonably anticipated by Landlord at the time of such expenditure, Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed, reassessed or levied (a) a tax, assessment, reassessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, reassessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, then except to the extent such items are payable by Tenant under Article 6 below, such taxes, assessments, reassessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Direct Costs."  In no event shall Tax Costs included in Direct Costs for any year subsequent to the Base Year be less than the amount of Tax Costs included in Direct Costs for the Base Year.  In addition, when calculating Tax Costs for the Base Year, special assessments shall only be deemed included in Tax Costs for the Base Year to the extent that such special assessments are included in Tax Costs for the applicable subsequent calendar year during the

Term.

(ii)

"Operating Costs", which shall mean all costs and expenses incurred by

Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, the intrabuilding cabling and wiring, adjacent walks, malls and landscaped and common areas and the parking structure, areas and facilities of the Project,

including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation,

uniforms and dry cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the Project, its equipment, the intrabuilding cabling and wiring and the adjacent walks and landscaped areas, including janitorial, gardening, security,

parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating,

ventilation, air conditioning, window washing, hired services, a reasonable allowance for depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Project, capital expenditures incurred to effect economies of operation of, or stability of services to, the Project and capital expenditures required by government regulations,

laws, or ordinances including, but not limited to the Americans with Disabilities Act except for capital repairs, replacements or other improvements to remedy any condition existing prior to the

Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Commencement Date, or if a variance or grandfathered exception had not then been in place, would have then required to be remedied pursuant to then-current applicable laws in their form existing as of the Commencement Date; provided however that any such permitted capital expenditure shall be amortized (with interest at ten percent (10%) per annum)

over its useful life; costs incurred (capital or otherwise) on a regular recurring basis every three

(3) or more years for certain maintenance projects (e.g., parking lot slurry coat or replacement of lobby and elevator cab carpeting); the cost of all charges for electricity, gas, water and other utilities furnished to the Project, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance in connection with the Project carried by

Landlord; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors and administration fees; a property management fee (which fee may be imputed if Landlord has internalized management or otherwise acts as its own property manager), which shall not exceed five percent (5%) of gross revenues at the Project; and license, permit and inspection fees relating to the Project.  In the event, during any calendar year, the Project is less than ninety-five percent (95%) occupied at all times, Operating Costs shall be adjusted to reflect the Operating

Costs of the Project as though ninety-five percent (95%) were occupied at all times, and the increase or decrease in the sums owed hereunder shall be based upon such Operating Costs as so adjusted.  In no event shall costs for any item of utilities included in Direct Costs for any year subsequent to the Base Year be less than the amount included in Direct Costs for the Base Year for such utility item.  Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs for the Base Year, Operating Costs shall exclude (a) increases due to extraordinary circumstances including, but not limited to, labor-related boycotts and strikes,

utility rate hikes, utility conservation surcharges, or other surcharges, insurance premiums resulting from terrorism coverage, catastrophic events and/or the management of environmental risks, and (b) amortization of any capital items including, but not limited to, capital improvements, capital repairs and capital replacements (including such amortized costs where the actual improvement, repair or replacement was made in prior years).  Notwithstanding the foregoing, Operating Costs shall not include:

(a)

Costs of earthquake insurance;

(b)

Any ground lease rental;

(c)

Costs incurred by Landlord for the repair of damage to the Project, to the extent that Landlord is reimbursed by insurance proceeds;

(d)

Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupants' improvements in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project;

(e)

Depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by

Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

(f)

Marketing costs, including without limitation, leasing commissions,

attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with Tenant or present or prospective tenants or other occupants of the Project;

(g)

Costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Project;

(h)

Overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same unreasonably exceeds a competitive cost given the quality of such goods and/or services;

(i)

Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Project (except as permitted above);

(j)

Landlord's general corporate overhead and general and administrative expenses;

(k)

Advertising and promotional expenditures, and costs of signs in or on the

Project identifying the owner of the Project or other tenants' signs;

(l)

The cost of any electric power for which any tenant directly contracts with the local public service company or of which any tenant is separately metered or submetered and pays Landlord directly; provided, however, that if any tenant in the Project contracts directly for electric power service or is separately metered or submetered during any portion of the relevant period, the total electric power costs for the Project shall be "grossed up" to reflect what those costs would have been had each tenant in the Project used the Project-standard amount of electric power;

(m)

Management fees substantially in excess of those management fees which are normally and customarily charged by landlords of comparable buildings in the vicinity of the

Project;

(n)

Costs arising from Landlord's charitable or political contributions;

(o)

Costs for the acquisition of (as contrasted with the maintenance of)

sculptures, paintings or other objects of art;

(p)

Costs (including in connection therewith all attorneys' fees and costs of settlement, judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims litigation or arbitrations pertaining to

Landlord and/or the Project;

(q)

Costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the

Project, including partnership accounting and legal matters, costs of defending any lawsuits with or claims by any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Project, costs of any disputes between Landlord and its employees (if any) not engaged in Project operation, disputes of Landlord with Project management, or outside fees paid in connection with disputes with other tenants;

(r)

Costs incurred to (i) comply with laws relating to the removal of any

Hazardous Material, as that term is defined in Article 28 of this Lease, which was in existence on the Project prior to the Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such

Hazardous Material, in the state, and under the conditions that it then existed on the Project,

would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto, and (ii) to remove, remedy, contain, or treat any

Hazardous Material, which Hazardous Material is brought onto the Project after the date hereof by Landlord or any other tenant of the Project, and is of such a nature, at that time, that a federal,

state or municipal governmental authority, if it had then had knowledge of the presence of such

Hazardous Material, in the state, and under the conditions, that it then exists on the Project,

would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto.

(s)

Expenses in connection with services or other benefits which are not offered or made available to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Project without a separate charge;

(t)

Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due; and

(u)

Wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided that in no event shall Operating Costs include wages and/or benefits attributable to personnel above the level of portfolio manager, on-site

Project manager or on-site Project engineer;

(d)

Determination of Payment.

(i)

If for any calendar year ending or commencing within the Term, Tenant's

Proportionate Share of Direct Costs for such calendar year exceeds Tenant's Proportionate Share of Direct Costs for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in

Sections 3(d)(ii) and (iii), below, and as Additional Rent, an amount equal to the excess (the

"Excess").  Notwithstanding any contrary provision contained herein, Tenant shall not be obligated to pay any Excess during the first twelve (12) months of the initial Term.

(ii)

Landlord shall give Tenant a yearly expense estimate statement (the

"Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Costs for the then-current calendar year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Proportionate

Share of Direct Costs for such calendar year, which shall be based upon the Estimate, to Tenant's

Proportionate Share of Direct Costs for the Base Year.  The failure of Landlord to timely furnish the Estimate Statement for any calendar year shall not preclude Landlord from subsequently enforcing its rights to collect any Estimated Excess under this Article 3, once such Estimated

Excess has been determined by Landlord.  If pursuant to the Estimate Statement an Estimated

Excess is calculated for the then-current calendar year, Tenant shall pay, with its next installment of monthly Basic Rental due, a fraction of the Estimated Excess for the then-current calendar year (reduced by any amounts paid pursuant to the last sentence of this Section 3(d)(ii)).  Such fraction shall have as its numerator the number of months which have elapsed in such current calendar year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator.  Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Basic Rental installments, an amount equal to one-twelfth (1/12) of the total

Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

(iii)

In addition, Landlord shall give to Tenant as soon as reasonably practicable following the end of each calendar year, a reasonably detailed statement (the

"Statement") which shall state the Direct Costs incurred or accrued for such preceding calendar year, and which shall indicate the amount, if any, of the Excess.  Upon receipt of the Statement for each calendar year during the Term, if amounts paid by Tenant as Estimated Excess are less than the actual Excess as specified on the Statement, Tenant shall pay, with its next installment of monthly Basic Rental due, the full amount of the Excess for such calendar year, less the amounts, if any, paid during such calendar year as Estimated Excess.  If, however, the Statement indicates that amounts paid by Tenant as Estimated Excess are greater than the actual Excess as specified on the Statement, such overpayment shall be credited against Tenant's next installments of Estimated Excess.  The failure of Landlord to timely furnish the Statement for any calendar year shall not prejudice Landlord from enforcing its rights under this Article 3, once such

Statement has been delivered.  Even though the Term has expired and Tenant has vacated the

Premises, when the final determination is made of Tenant's Proportionate Share of the Direct

Costs for the calendar year in which this Lease terminates, if an Excess is present, Tenant shall pay to Landlord, within seven (7) days after demand, an amount as calculated pursuant to the provisions of this Article 3(d) and if the final determination reveals an overpayment by Tenant,

then such overpayment shall be refunded to Tenant within thirty (30) days after the final determination.  The provisions of this Section 3(d)(iii) shall survive the expiration or earlier termination of the Term.

(iv)

Within one hundred twenty (120) days after receipt of a Statement by

Tenant ("Review Period"), if Tenant disputes the amount set forth in the Statement, Tenant's employees or an independent certified public accountant (which accountant is hired on a non-

contingency fee basis), designated by Tenant, may, after reasonable written notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default after expiration of all applicable cure periods of any obligation under this

Lease (including, but not limited to, the payment of the amount in dispute) and provided further that Tenant and such accountant or representative shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence.  Notwithstanding the foregoing,

Tenant shall only have the right to review Landlord's records one (1) time during any twelve (12)

month period.  Tenant's failure to dispute the amounts set forth in any Statement within the

Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter,

waives the right or ability to dispute the amounts set forth in such Statement.  If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made in accordance with Landlord's standard accounting practices, at Tenant's expense, by an independent certified public accountant selected by Landlord and who is a member of a nationally or regionally recognized accounting firm, which certification shall be binding upon

Landlord and Tenant.  Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based.

However, if such certification by the accountant proves that the Direct Costs set forth in the

Statement were overstated by more than eight percent (8%), then the cost of the accountant and the cost of such certification shall be paid for by Landlord.  Promptly following the parties receipt of

such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, plus interest at the lower of ten percent (10%) per annum, or the maximum lawful rate of interest, to each other, as are determined to be owing pursuant to such certification.  Tenant agrees that this section shall be the sole method to be used by Tenant to dispute the amount of any Direct Costs payable by Tenant pursuant to the terms of this Lease,

and Tenant hereby waives any other rights at law or in equity relating thereto.

(v)

If the Project is a part of a multi-building development (the

"Development"), those Direct Costs attributable to such development as a whole (and not attributable solely to any individual building therein) shall be allocated by Landlord to the

Project and to the other buildings within such development on an equitable basis.

ARTICLE 4
PersonNameSECURITY DEPOSIT

Tenant shall deposit with Landlord the sum set forth in Article 1.F. of the Basic Lease

Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant.  If Tenant breaches any provision of this Lease, including but not limited to the payment of rent, Landlord may use all or any part of this security deposit for the payment of any rent or any other sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default.  If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its full amount.  Tenant agrees that Landlord shall not be required to keep the security deposit in trust, segregate it or keep it separate from Landlord's general funds, but Landlord may commingle the security deposit with its general funds and Tenant shall not be entitled to interest on such deposit.  At the expiration of the Term, and provided there exists no default by Tenant hereunder, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to Tenant's

"Transferee," as such term is defined in Article 15 below), provided that subsequent to the expiration of this Lease, Landlord may retain from said security deposit (i) an amount reasonably estimated by Landlord to cover potential Direct Cost reconciliation payments due with respect to the calendar year in which this Lease terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Direct Cost payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord's delivery of the Statement for such calendar year), (ii) any and all amounts reasonably estimated by Landlord to cover the anticipated costs to be incurred by

Landlord to remove any signage provided to Tenant under this Lease, to remove cabling and other items required to be removed by Tenant under Article 29(b) below and to repair any damage caused by such removal (in which case any excess amount so retained by Landlord shall be returned to Tenant within thirty (30) days after such removal and repair), and (iii) any and all amounts permitted by law or this Article 4.  Tenant hereby waives the provisions of

Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by

Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 4 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of

Tenant or any officer, employee, agent, contractor or invitee of Tenant.

ARTICLE 5

HOLDING OVER

Should Tenant, without Landlord's written consent, hold over after termination of this

Lease, Tenant shall become a tenant at sufferance upon each and all of the terms herein provided as may be applicable to such a tenancy and any such holding over shall not constitute an extension of this Lease.  During such holding over, Tenant shall pay in advance, monthly, Basic

Rental at a rate equal to one hundred fifty percent (150%) of the rate in effect for the last month of the Term of this Lease, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of any increase in Direct Costs.  Nothing contained in this Article 5 shall be construed as consent by

Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this

Lease upon the expiration or earlier termination of the Term.  If (i) Landlord provides Tenant with at least thirty (30) days prior written notice that Landlord requires Tenant to surrender possession of the Premises upon the expiration or earlier termination of this Lease to facilitate the delivery of possession of the Premises by Landlord to a tenant immediately following the expiration or earlier termination of the Term, and (ii) Tenant nonetheless holds over in the

Premises without Landlord's consent upon the expiration or termination of this Lease, then

Tenant agrees to indemnify, defend and hold Landlord harmless from all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant and real estate brokers claims and attorney's fees and costs.

ARTICLE 6

OTHER TAXES

Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the

Premises.  In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Project standard buildout as determined by Landlord and, as a result, real property taxes for the Project are increased, Tenant shall pay to Landlord, within ten (10) days after delivery to Tenant by

Landlord of a written statement setting forth such amount, the amount of such taxes applicable to

Tenant's property or above-standard improvements.  Tenant shall assume and pay to Landlord at the time Basic Rental next becomes due (or if assessed after the expiration of the Term, then within ten (10) days), any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than net income taxes) which may be assessed against or levied upon Landlord on account of the letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted.  In addition to Tenant’s obligation pursuant to the immediately preceding sentence, Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency.  Notwithstanding anything to the contrary contained herein, any sums payable by

Tenant under this Article 6 shall not be included in the computation of "Tax Costs."

ARTICLE 7

USE

Tenant shall use and occupy the Premises only for the use set forth in Article 1.G. of the

Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe upon the rights of other tenants or occupants in the Project.  Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, governmental regulations or requirements now in force or which may hereafter be in force relating to (i) the condition, use or occupancy of the

Premises or the Project (excluding structural changes to the Project not related to Tenant's particular use of the Premises), and (ii) improvements installed or constructed in the Premises by or for the benefit of Tenant.  Nothing contained herein shall obligate Tenant to perform any structural

repairs or alterations unless the need for such structural repairs and/or alterations results from either items (i) or (ii), above.  Tenant shall not permit more than six (6) people per one thousand (1,000) rentable square feet of the Premises to occupy the Premises at any time.

Tenant shall not do or permit to be done anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters, and Tenant shall promptly upon demand reimburse

Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant's failure to comply with the provisions of this Article.

ARTICLE 8

CONDITION OF PREMISES

Tenant hereby agrees that the Premises shall be taken "as is", "with all faults", "without any representations or warranties", and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes.  Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises and the Project in its decision to enter into this Lease and let the Premises in the above-described condition.  The Premises shall be initially improved as provided in, and subject to, the Tenant

Work Letter attached hereto as Exhibit "D" and made a part hereof.  The existing leasehold improvements in the Premises as of the date of this Lease, together with the Improvements (as defined in the Tenant Work Letter) may be collectively referred to herein as the "Tenant

Improvements."  The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition.  Tenant hereby waives subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California

or any successor provision of law.

ARTICLE 9

REPAIRS AND ALTERATIONS

(a)

Landlord's Obligation.

Landlord shall maintain the structural portions of the

Project, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass, columns,

beams, shafts, stairs, stairwells, elevator cabs and common areas, and shall also maintain and repair the base building mechanical, electrical, life safety, plumbing, sprinkler systems and heating, ventilating and air-conditioning systems.  In addition, Landlord shall provide (the cost of which shall be included Operating Expenses) re-lamping services and light-bulbs to the Premises for Project standard fixtures.

(b)

Tenant's Obligation. Except as expressly provided as Landlord's obligation in this

Article 9, Tenant shall keep the Premises in good condition and repair, reasonable wear and tear excepted.  All damage or injury to the Premises or the Project resulting from the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees, or by the use of the Premises, shall be promptly repaired by Tenant at its sole cost and expense, to the satisfaction of Landlord; provided, however, that for damage to the Project as a result of casualty or for any repairs that may impact the mechanical, electrical, plumbing, heating, ventilation or air-conditioning systems of the Project, Landlord shall have the right (but not the obligation) to select the contractor and oversee all such repairs.  Landlord may make any repairs which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within five (5) business days from receipt of said written notice,

and charge Tenant for the cost thereof, which cost shall be paid by Tenant within five (5) days from invoice from Landlord.  Tenant shall be responsible for the design and function of all non-

standard improvements of the Premises, whether or not installed by Landlord at Tenant's request.

Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent.

(c)

Alterations. Tenant shall make no alterations, installations, changes or additions in or to the Premises or the Project (collectively, "Alterations") without Landlord's prior written consent. Notwithstanding the foregoing, Tenant may, without Landlord's consent, make strictly cosmetic changes (collectively, "Cosmetic Alterations") to the Premises, not including any changes affecting the Project structure, appearance, or systems and equipment, provided that the aggregate cost of any such Cosmetic Alterations does not exceed Twenty Thousand Dollars

($20,000.00) in any twelve (12) month period, and such Cosmetic Alterations do not require any substantial modifications to the Premises.  Tenant shall give Landlord at least ten (10) days prior written notice of such Cosmetic Alterations, which notice shall be accompanied by reasonably adequate evidence that such changes meet the criteria contained in this Article 9. Any

Alterations approved by Landlord must be performed in accordance with the terms hereof, using only contractors or mechanics approved by Landlord in writing and upon the approval by

Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the

Alterations in question, to be prepared and submitted by Tenant at its sole cost and expense.

Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. Tenant shall cause all Alterations to be performed in a good and workmanlike manner, in conformance with all applicable federal, state, county and municipal laws, rules and regulations, pursuant to a valid building permit, and in conformance with Landlord's construction rules and regulations.  If Landlord, in approving any Alterations,

specifies a commencement date therefor, Tenant shall not commence any work with respect to such Alterations prior to such date.  Tenant hereby agrees to indemnify, defend, and  hold

Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of

Tenant in connection with any Alterations.

(d)

Insurance; Liens.

Prior to the commencement of any Alterations, Tenant shall

provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as

Landlord may reasonably require, it being understood that all such Alterations shall be insured by Tenant pursuant to Article 14 of this Lease immediately upon completion thereof.  In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien free completion of such Alterations and naming Landlord as a co-obligee.

(e)

Costs and Fees; Removal.  If permitted Alterations are made, they shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord upon the expiration or earlier termination of this Lease, except that Landlord shall, upon receipt of written request from Tenant delivered concurrently with Tenant's request for Landlord's approval of any proposed Alterations (or, with respect to Cosmetic Alterations, concurrently with Tenant's delivery of written notice of such Cosmetic Alterations), inform Tenant whether Tenant shall be required, at Tenant's expense, to remove all partitions, counters, railings, cabling and other

Alterations installed by Tenant.  Any such required removal shall be performed by Tenant upon the expiration or earlier termination of this Lease and Tenant shall repair any damage to the

Premises and the Project caused by such removal. Any and all costs attributable to or related to the applicable building codes of the city in which the Project is located (or any other authority having jurisdiction over the Project) arising from Tenant's plans, specifications, improvements,

Alterations or otherwise shall be paid by Tenant at its sole cost and expense.  With regard to repairs, Alterations or any other work arising from or related to this Article 9 (other than

Cosmetic Alterations), Landlord shall be entitled to receive an administrative/coordination fee equal to three percent (3%) of the total cost of all work performed (including any architectural,

design, construction consultant or engineering fees, permitting costs and any other soft costs) to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.  The construction of initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 9.

ARTICLE 10

LIENS

Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and Tenant agrees to defend, indemnify and hold Landlord harmless from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees and costs incurred by Landlord in connection with any such claim or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility).  In the event that there shall be recorded against the Premises or the Project or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed, discharged or bonded against within ten (10) business days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct, or to require that Tenant promptly deposit with Landlord in cash, lawful money of the United States, one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees and costs incurred by Landlord, and shall remit the balance thereof to Tenant.

ARTICLE 11

PROJECT SERVICES

(a)

Basic Services.

Landlord agrees to furnish to the Premises, at a cost to be

included in Operating Costs, from 8:00 a.m. to 6:00 p.m. Mondays through Fridays and 9:00 a.m.

to 1:00 p.m. on Saturdays, excepting local and national holidays, air conditioning, ventilation and heat all in such reasonable quantities as in the judgment of Landlord is reasonably necessary for the comfortable occupancy of the Premises.  In addition, Landlord shall provide, twenty-four

(24) hours per day, seven (7) days per week (subject to Force Majeure and the terms and conditions of this Lease), electric current for normal lighting and normal office machines,

elevator service and water on the same floor as the Premises for lavatory and drinking purposes in such reasonable quantities as in the judgment of Landlord is reasonably necessary for general office use and in compliance with applicable codes.  Janitorial and maintenance services shall be furnished five (5) days per week, excepting local and national holidays.  Tenant shall comply with all rules and regulations which Landlord may establish for the proper functioning and protection of the common area air conditioning, heating, elevator, electrical, intrabuilding cabling and wiring and plumbing systems.  Landlord shall not be liable for, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns,

accidents, necessary repairs or other cause.  Except as specifically provided in this Article 11,

Tenant agrees to pay for all utilities and other services utilized by Tenant and any additional building services furnished to Tenant which are not uniformly furnished to all tenants of the

Project, at the rate generally charged by Landlord to tenants of the Project for such utilities or services.  Subject to the terms and conditions of this Lease, Tenant shall have access to the

Premises twenty-four (24) hours per day, seven (7) days per week.

(b)

Excess Usage. Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water.

(c)

Additional Electrical Service. If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under Article 11(a) above, Tenant shall first obtain the written consent of Landlord, which Landlord may refuse in its sole and absolute discretion.

Additionally, Landlord may cause an electric current meter or submeter to be installed in or about the Premises to measure the amount of any such excess electric current consumed by

Tenant in the Premises.  The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord, promptly upon demand therefor by Landlord, for all such excess electric current consumed by any such use as shown by said meter at the rates charged for such service by the city in which the Project is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred by Landlord in keeping account of the electric current so consumed.

(d)

HVAC Balance. If any lights, machines or equipment (including but not limited to computers and computer systems and appurtenances) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance,

including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord.

(e)

Telecommunications. Upon request from Tenant from time to time, Landlord will provide Tenant with a listing of telecommunications and media service providers serving the

Project, and Tenant shall have the right to contract directly with the providers of its choice.  If

Tenant wishes to contract with or obtain service from any provider which does not currently serve the Project or wishes to obtain from an existing carrier services which will require the installation of additional equipment, such provider must, prior to providing service, enter into a written agreement with Landlord setting forth the terms and conditions of the access to be granted to such provider.  In considering the installation of any new or additional telecommunications cabling or equipment at the Project, Landlord will consider all relevant factors in a reasonable and non-discriminatory manner, including, without limitation, the existing availability of services at the Project, the impact of the proposed installations upon the Project and its operations and the available space and capacity for the proposed installations.  Landlord may also consider whether the proposed service may result in interference with or interruption of other services at the Project or the business operations of other tenants or occupants of the

Project.  In no event shall Landlord be obligated to incur any costs or liabilities in connection with the installation or delivery of telecommunication services or facilities at the Project.  All such installations shall be subject to Landlord's prior approval and shall be performed in accordance with the terms of Article 9.  If Landlord approves the proposed installations in accordance with the foregoing, Landlord will deliver its standard form agreement upon request and will use commercially reasonable efforts to promptly enter into an agreement on reasonable and non-discriminatory terms with a qualified, licensed and reputable carrier confirming the terms of installation and operation of telecommunications equipment consistent with the foregoing.

(f)

After-Hours Use. If Tenant requires heating, ventilation and/or air conditioning during times other than the times provided in Article 11(a) above, Tenant shall give Landlord such advance notice as Landlord shall reasonably require and shall pay Landlord's standard charge for such after-hours use.

(g)

Reasonable Charges. Landlord may impose a reasonable charge for any utilities or services (other than electric current and heating, ventilation and/or air conditioning which shall be governed by Articles 11(c) and (f) above) utilized by Tenant in excess of the amount or type that Landlord reasonably determines is typical for general office use.

(h)

Sole Electrical Representative. Tenant agrees that Landlord shall be the sole and exclusive representative with respect to, and shall maintain exclusive control over, the reception,

utilization and distribution of electrical power, regardless of point or means of origin, use or generation.  Tenant shall not have the right to contract directly with any provider of electrical power or services.

(i)

Supplemental Power.  In the event that Tenant desires, at any time, to install any supplemental power supply at the Project (“Supplemental Power Equipment”), Landlord shall have the right, in its sole and absolute discretion, (i) to grant or withhold its consent to the installation of such Supplemental Power Equipment, and (ii) to designate a Landlord-affiliated entity to perform all work relating to the design and installation of such Supplemental Power

Equipment.

(j)

Limited Abatement.  If Tenant is prevented from using, and does not use, the

Premises or a substantial portion thereof as a result of any negligent failure by Landlord to provide services to the Premises that Landlord is required to provide under Section 11(a) above,

and such failure did not result from a casualty covered by Article 16 below and did not arise out of or result from, directly or indirectly, the breach of this Lease by Tenant or the negligence or willful misconduct of Tenant, its employees, agents, visitors, contractors, subcontractors, guests,

successors, assigns, partners, affiliates, invitees or licensees (an "Abatement Event"), then

Tenant shall give written notice of such Abatement Event to Landlord.  If the Abatement Event continues for five (5) consecutive business days (the "Abatement Period") after Landlord's receipt of Tenant's written notice, then Basic Rental shall be abated or reduced after expiration of the Abatement Period, for such time that Tenant continues to be so prevented from using, and does not use (as a direct result of the Abatement Event in question), the Premises or a substantial portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use (as a direct result of the Abatement Event in question),

bears to the total rentable area of the Premises, provided that, subject to the foregoing provisions of this subsection (i), Basic Rental shall be abated completely (for such time that Tenant is prevented from using the Premises as a direct result of the Abatement Event in question) if the portion of the Premises that Tenant is prevented from using, and does not use, as a direct result of the Abatement Event in question, is so significant as to make it impractical for Tenant to conduct its business in the Premises and Tenant does not, in fact, for that reason, conduct its business in the Premises.

ARTICLE 12

RIGHTS OF LANDLORD

(a)

Right of Entry. Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of cleaning the Premises and upon at least twenty-four

(24) hours prior notice (except in the event of emergency, in which case, no notice shall be required) for the purpose of examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Project, showing the same (during the last 12 months of the Term or when

Tenant is in default under this Lease) to prospective tenants, lenders or purchasers of the Project,

in the case of an emergency, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable.  If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key, or may forcibly enter in the case of an emergency, in each event without liability to Tenant and without affecting this Lease.  During any such entry by Landlord, Landlord shall use its commercially reasonable efforts to minimize unreasonable interference with Tenant's business.

(b)

Maintenance Work. Landlord reserves the right from time to time, but subject to payment by and/or reimbursement from Tenant as otherwise provided herein: (i) to install, use,

maintain, repair, replace, relocate and control for service to the Premises and/or other parts of the

Project pipes, ducts, conduits, wires, cabling, appurtenant fixtures, equipment spaces and mechanical systems, wherever located in the Premises or the Project, (ii) to alter, close or relocate any facility in the Premises or the common areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Project or otherwise, and (iii) to comply with any federal, state or local law, rule or order.  Landlord shall attempt to perform any such work with the least inconvenience to Tenant as is reasonably practicable, but, except to the extent expressly set forth to the contrary in this Lease, in no event shall Tenant be permitted to withhold or reduce Basic Rental or other charges due hereunder as a result of same, make any claim for constructive eviction or otherwise make any claim against

Landlord for interruption or interference with Tenant's business and/or operations.

(c)

Rooftop.

If Tenant desires to use the rooftop of the Project for any purpose,

including the installation of communication equipment to be used from the Premises, such rights will be granted in Landlord's sole discretion and Tenant must negotiate the terms of any rooftop access with Landlord or the rooftop management company or lessee holding rights to the rooftop from time to time.  Any rooftop access granted to Tenant will be at prevailing rates and will be governed by the terms of a separate written agreement or an amendment to this Lease.

ARTICLE 13

INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY

(a)

Indemnity.  Except to the extent the damage is caused by the gross negligence or willful misconduct of Landlord or the Landlord Parties (defined below), Tenant shall indemnify,

defend and hold Landlord, Arden Realty, Inc., Arden Realty Finance Partnership, their subsidiaries, partners, affiliates and their respective officers, directors, employees and contractors

(collectively, "Landlord Parties") harmless from any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys’ fees) incurred in connection with or arising from any cause in, on or about the Premises (including, but not limited to, a slip and fall), Tenant's use of the Premises or the Project or from the conduct of Tenant’s business or from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any acts, omissions, negligence or willful misconduct of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members in or about the Project.  Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause (including, without limitation,

any injury resulting from a slip and fall in, upon or about the Premises), and Tenant hereby waives all claims in respect thereof against Landlord and the Landlord Parties, excepting where the damage is caused solely by the gross negligence or willful misconduct of Landlord or the

Landlord Parties.

(b)

Exemption of Landlord from Liability.  Landlord and the Landlord Parties shall not be liable for injury to Tenant's business, or loss of income therefrom, however occurring

(including, without limitation, from any failure or interruption of services or utilities).  Further,

Landlord and the Landlord Parties shall not be liable for damage or injury that may be sustained in, upon or about the Premises by Tenant, its employees, invitees, customers, agents, or contractors, or any other person, except to the extent such damage or injury results from the gross negligence or willful misconduct of Landlord or the Landlord Parties.  Landlord and the

Landlord Parties shall not be liable to Tenant for any damages arising from any willful or negligent action or inaction of any other tenant of the Project; provided, however, Landlord shall use its commercially reasonable efforts to cause the other tenants of the Project to comply with the Project's Rules and Regulations.

(c)

Security. Tenant acknowledges that Landlord's election whether or not to provide any type of mechanical surveillance or security personnel whatsoever in the Project is solely within Landlord's discretion; Landlord and the Landlord Parties shall have no liability in connection with the provision, or lack, of such services, and Tenant hereby agrees to hold

Landlord and the Landlord Parties harmless with regard to any such potential claim.  Landlord and the Landlord Parties shall not be liable for losses due to theft, vandalism, or like causes,

except to the extent caused by Landlord's gross negligence or willful misconduct.  Tenant shall defend, indemnify, and hold Landlord and the Landlord Parties harmless from any such claims made by any employee, licensee, invitee, contractor, agent or other person whose presence in, on or about the Premises or the Project is attendant to the business of Tenant.

ARTICLE 14

INSURANCE

(a)

Tenant's Insurance.  Tenant, shall at all times during the Term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage:  (i)

Commercial General Liability Insurance, written on an occurrence basis, with a combined single limit for bodily injury and property damages of not less than Two Million Dollars ($2,000,000)

per occurrence and Three Million Dollars ($3,000,000) in the annual aggregate, including products liability coverage if applicable, owners and contractors protective coverage, blanket contractual coverage including both oral and written contracts, and personal injury coverage,

covering the insuring provisions of this Lease and the performance of Tenant of the indemnity and exemption of Landlord from liability agreements set forth in Article 13 hereof; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage where sprinklers are provided in an amount equal to the full replacement value new without deduction for depreciation of all (A) Tenant Improvements, Alterations, fixtures and other improvements in the Premises, including but not limited to all mechanical, plumbing,

heating, ventilating, air conditioning, electrical, telecommunication and other equipment,

systems and facilities, and (B) trade fixtures, furniture, equipment and other personal property installed by or at the expense of Tenant; (iii) Worker's Compensation coverage as required by law; and (iv) business interruption, loss of income and extra expense insurance covering any failure or interruption of Tenant's business equipment (including, without limitation,

telecommunications equipment) and covering all other perils, failures or interruptions sufficient to cover a period of interruption of not less than twelve (12) months.  Tenant shall carry and maintain during the entire Term (including any option periods, if applicable), at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 14 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord.

(b)

Form of Policies.  The aforementioned minimum limits of policies and Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant hereunder.

The Commercial General Liability Insurance policy shall name the Landlord Parties, Landlord's lender(s) and such other persons or firms as Landlord reasonably specifies from time to time, as additional insureds with an appropriate endorsement to the policy(s).  All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's

Insurance Guide.  Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage.  The deductible under each such policy shall in no event exceed $5,000,00.  No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to

Landlord by the insurer.  All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance carried by Landlord is excess and not contributing with any

Tenant insurance requirement hereunder.  Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders.  Tenant agrees that if

Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders in a timely manner, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest (at the rate set forth in Section 20(e) below) from the date such sums are extended.  Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the

Premises and to Tenant as required by this Lease.

(c)

Landlord's Insurance.  Landlord may, as a cost to be included in Operating Costs,

procure and maintain at all times during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Project in the amount of the full replacement costs without deduction for depreciation thereof, providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief,

sprinkler leakage, water damage, and special extended coverage on the building.  Additionally,

Landlord may carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess

Liability Coverage Insurance; and (ii) Earthquake and/or Flood Damage Insurance; and (iii)

Rental Income Insurance; and (iv) any other forms of insurance Landlord may deem appropriate or any lender may require.  The costs of all insurance carried by Landlord shall be included in

Operating Costs.

(d)

Waiver of Subrogation.  Landlord and Tenant each agree to require their respective insurers issuing the insurance described in Sections 14(a)(ii), 14(a)(iv) and the first sentence of Section 14(c), waive any rights of subrogation that such companies may have against the other party.  Tenant hereby waives any right that Tenant may have against Landlord and

Landlord hereby waives any right that Landlord may have against Tenant as a result of any loss or damage to the extent such loss or damage is insurable under such policies.

(e)

Compliance with Law.  Tenant agrees that it will not, at any time, during the

Term of this Lease, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Project.  Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance that may be carried during the Term of this Lease, or the amount of insurance to be carried by Landlord on the Project resulting from the foregoing, or from Tenant doing any act in or about the Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant.  If Tenant installs upon the Premises any electrical equipment which causes an overload of electrical lines of the Premises, Tenant shall at its own cost and expense, in accordance with all other Lease provisions (specifically including, but not limited to, the provisions of Article 9, 10 and 11 hereof), make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading.  Tenant shall, at its own expense, comply with all insurance requirements applicable to the Premises including without limitation, the installation of fire extinguishers or an automatic dry chemical extinguishing system.

ARTICLE 15

ASSIGNMENT AND SUBLETTING

Tenant shall have no power to, either voluntarily, involuntarily, by operation of law or otherwise, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used or occupied by anyone other than

Tenant or Tenant's employees without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.  If Tenant is a corporation, unincorporated association,

partnership or limited liability company, the sale, assignment, transfer or hypothecation of any class of stock or other ownership interest in such corporation, association, partnership or limited liability company in excess of fifty percent (50%) in the aggregate shall be deemed a "Transfer"

within the meaning and provisions of this Article 15.  Tenant may transfer its interest pursuant to this Lease only upon the following express conditions, which conditions are agreed by Landlord and Tenant to be reasonable:

(a)

That the proposed "Transferee" (as hereafter defined) shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

(i)

The use to be made of the Premises by the proposed Transferee is (a) not generally consistent with the character and nature of all other tenancies in the Project, or (b) a use which conflicts with any "exclusive" then in favor of, or for any use which might reasonably be expected to diminish the rent payable pursuant to any percentage rent lease with another tenant of the Project or any other buildings which are in the same complex as the Project, or (c) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect);

(ii)

The financial responsibility of the proposed Transferee is not reasonably satisfactory to Landlord;

(iii)

The proposed Transferee is either a governmental agency or

instrumentality thereof;

(iv)

Either the proposed Transferee or any person or entity which directly or indirectly controls, is controlled by or is under common control with the proposed Transferee

(A)

occupies space in the Project at the time of the request for consent, or (B) is negotiating with

Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date of the proposed Transfer, to lease space in the Project; or

(v)

The rent charged by Tenant to such Transferee during the term of such

Transfer, calculated using a present value analysis, is less than the rent being quoted by Landlord at the time of such Transfer for comparable space in the Project for a comparable term,

calculated using a present value analysis.

(b)

Upon Tenant's submission of a request for Landlord's consent to any such

Transfer, Tenant shall pay to Landlord Landlord's then standard processing fee and reasonable attorneys' fees and costs incurred in connection with the proposed Transfer, which the parties hereby stipulate to be $1,500.00, unless Landlord provides to Tenant evidence that Landlord has incurred greater costs in connection with the proposed Transfer;

(c)

That the proposed Transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions,

provisions and agreements of this Lease applicable to that portion of the Premises so transferred;

and

(d)

That an executed duplicate original of said assignment and assumption agreement or other transfer on a form reasonably approved by Landlord, shall be delivered to Landlord within five (5) days after the execution thereof, and that such transfer shall not be binding upon

Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto.  It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (a "Transfer") that (i) upon

Landlord's consent to any Transfer, Tenant shall pay and continue to pay fifty percent (50%) of any "Transfer Premium" (defined below), received and collected by Tenant from the transferee;

(ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event

Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to

Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; (iii) any such Transfer and consent shall be effected on forms supplied by

Landlord and/or its legal counsel; (iv) Landlord may require that Tenant not then be in default hereunder in any respect; and (v) Tenant or the proposed subtenant or assignee (collectively,

"Transferee") shall agree to pay Landlord, upon demand, as Additional Rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment.  "Transfer

Premium" shall mean all rent, Additional Rent or other consideration payable by a Transferee in connection with a Transfer in excess of the Basic Rental and Direct Costs payable by Tenant under this Lease during the term of the Transfer and if such Transfer is for less than all of the

Premises, the Transfer Premium shall be calculated on a rentable square foot basis after deducting the reasonable out-of-pocket expenses paid by Tenant to unaffiliated third parties for

(i) any changes, alterations and improvements to the Premises paid for by Tenant in connection with the Transfer, (ii) any other monetary concessions provided by Tenant to the transferee, and

(iii) any market brokerage commissions and reasonable attorneys' fees paid for by Tenant in connection with the Transfer.  "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by a Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by

Tenant to the Transferee and any payment in excess of fair market value for assets, fixtures,

inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer.  Any Transfer of this Lease which is not in compliance with the provisions of this

Article 15 shall be voidable by written notice from Landlord and shall, at the option of Landlord,

terminate this Lease.  In no event shall the consent by Landlord to any Transfer be construed as relieving Tenant or any Transferee from obtaining the express written consent of Landlord to any further Transfer, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor.  No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this Article 15 or the acceptance of any Transferee hereunder, or a release of Tenant (or of any

Transferee of Tenant).  Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Article 15 or otherwise has breached or acted unreasonably under this Article 15, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation,

any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

Notwithstanding anything to the contrary contained in this Article 15, Landlord shall have the option, by giving written notice to Tenant (a "Recapture Notice") within thirty (30)

days after Landlord's receipt of a request for consent to a proposed Transfer, to terminate this

Lease as to the portion of the Premises that is the subject of the proposed Transfer.  If this Lease is so terminated with respect to less than the entire Premises, the Basic Rental and Tenant's

Proportionate Share shall be prorated based on the number of rentable square feet retained by

Tenant as compared to the total number of rentable square feet previously contained in the

Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same.  If

Landlord delivers a Recapture Notice to Tenant, Tenant may, but not more than once in any twelve (12) month period, deliver written notice to Landlord, within ten (10) days after

Landlord's delivery of the Recapture Notice, stating that Tenant is unconditionally rescinding its request for consent to the proposed Transfer in question, in which case such Transfer shall not be consummated and this Lease shall remain in full force and effect as to the portion of the

Premises that was the subject of the Transfer, subject to the remaining terms of this Lease.

Tenant's failure to so notify Landlord in writing within said ten (10) day period shall be deemed to constitute Tenant's election to allow the Recapture Notice to be effective.

Notwithstanding the foregoing, an assignment or subletting of all or a portion of the

Premises to an "Affiliate" of Tenant shall be deemed permitted hereunder (and Tenant shall not be obligated to pay any Transfer Premium), provided that (i) Tenant notifies Landlord of any such assignment or sublease at least fifteen (15) days prior to its effective date and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such Affiliate, (ii) the net worth of Tenant's Affiliate immediately after the date of Transfer shall be reasonably sufficient to satisfy all of the obligations under this

Lease, (iii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iv) the assignee or subtenant assumes, in full, the obligations of Tenant under this Lease, and (v) Tenant remains fully liable under this Lease.  The term "Affiliate" of Tenant shall mean an entity which is (a) controlled by, controls, or is under common control with

Tenant; (b) any entity with which Tenant has merged or consolidated, or (c) any entity which acquires all or substantially all of the assets of Tenant, and which continues to operate substantially the same business at the Premises as had been maintained by Tenant.  The term

"control," or "controlled" as used in this paragraph shall mean the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in, an entity.

ARTICLE 16

DAMAGE OR DESTRUCTION

If the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises or the Project, the damage shall be repaired by Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's sole opinion, be completed within two hundred ten (210) days after the necessity for repairs as a result of such damage becomes known to Landlord, without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (and if the entire

Premises is rendered unusable, rent shall be completely abated as provided herein, but there shall be no abatement of rent by reason of any portion of  the Premises being unusable for a period equal to one (1) day or less).  However, if the damage is due to the fault or neglect of Tenant, its employees, agents, contractors, guests, invitees and the like, there shall be no abatement of rent,

unless and to the extent Landlord receives rental income insurance proceeds.  Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Section 14(a)(ii)(A)

above; provided, however, that if the cost of repair of improvements within the Premises by

Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as so assigned by Tenant, such excess costs shall be paid by Tenant to

Landlord prior to Landlord's repair of such damage.  If repairs cannot, in Landlord's opinion, be completed within two hundred ten (210) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums,

Landlord may, at its option, either (i) make such repairs in a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated, if at all, in the manner provided in this Article 16, or (ii) elect not to effect such repairs and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after Landlord learns of the necessity for repairs as a result of damage, such notice to include a termination date giving

Tenant sixty (60) days to vacate the Premises.  In addition, Landlord may elect to terminate this

Lease if the Project shall be damaged by fire or other casualty or cause, whether or not the

Premises are affected, if the damage is not fully covered, except for deductible amounts, by

Landlord's insurance policies.  Finally, if the Premises or the Project is damaged to any substantial extent during the last twelve (12) months of the Term, then notwithstanding anything contained in this Article 16 to the contrary, Landlord shall have the option to terminate this

Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after Landlord learns of the necessity for repairs as the result of such damage.  A total destruction of the Project shall automatically terminate this Lease.  Except as provided in this Article 16,

there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Project or the

Premises or in or to fixtures, appurtenances and equipment therein.  Tenant understands that

Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same.  Tenant acknowledges that Tenant shall have no right to any proceeds of insurance carried by Landlord relating to property damage.  With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932 and

1933 of the PersonNameplaceStateCalifornia Civil Code.

This paragraph shall apply only in the event of damage or destruction to the Premises not arising out of the acts or omissions of tenant or its agents, employees, licensees, invitees,

subtenants, affiliates, successors, assigns, contractors or subcontractors, where the Premises are rendered untenantable as a result of the damage or destruction in question and Landlord does not elect to terminate this Lease pursuant to the provisions above.  If the estimated completion date of the repairs to the damage or destruction is greater than two hundred ten (210) days after the date Landlord learns of the damage, Tenant may elect, no later than thirty (30) days after

Tenant's receipt of a certificate from Landlord describing the scope of the restoration and repair obligations and estimating the date said obligations are expected to be substantially completed so

Tenant can resume normal business operations, to terminate this Lease by written notice to

Landlord effective as of the date specified in Tenant's notice, which date shall be not greater than sixty (60) days after the date of delivery of Tenant's notice.  Furthermore, if neither Landlord nor

Tenant have terminated this Lease and the repairs are not actually completed within two hundred ten (210) days after the date Landlord learns of the damage (which one two hundred ten (210)

day period shall be extended only by delays resulting from the acts or omissions of Tenant and/or its agents, employees, licensees, invitees, subtenants, affiliates, successors, assigns, contractors or subcontractors), Tenant shall have the right to terminate this Lease within five (5) business days after the end of such period, by written notice to Landlord (the "Damage Termination

Notice"), effective as of the date set forth in the Damage Termination Notice (the "Damage

Termination Date"), which Damage Termination Date shall not be less than five (5) business days following the end of such period.  Notwithstanding the foregoing, if Tenant delivers a

Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the

Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant,

within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date.  If repairs shall be substantially completed prior to the expiration of such thirty (30) day period, then the Damage Termination Notice shall be of no force or effect but if the repairs shall not be substantially completed within such thirty

(30) day period, then this Lease shall terminate upon the expiration of such thirty (30) day period.  If Landlord undertakes repair and/or restoration pursuant to the provisions above and thereafter determines that it will not be able to complete the same within the two hundred ten

(210) day period set forth herein, then Landlord shall promptly notify Tenant thereof and shall provide Tenant with Landlord's revised estimate of the date upon which Landlord will complete the same ("Revised Completion Date").  Within five (5) business days after Tenant's receipt of such notice, Tenant shall have the right, but not the obligation, to elect to terminate this Lease or to agree to extend the two hundred ten (210) day period to the Revised Completion Date.

Tenant's failure to elect to terminate or to extend such time period to the Revised Completion

Date by written notice to Landlord within such five (5) business day period shall be conclusively deemed to be Tenant's election to extend the time to the Revised Completion Date.  Upon any such termination of this Lease pursuant to this Article 16, Tenant shall pay the rent and all other amounts due under this Lease, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations accruing after such termination, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Term.

ARTICLE 17

SUBORDINATION

This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which affect the property or the Project, including all renewals, modifications,

consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of

Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all commercially reasonable documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof.  Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the

Premises, the Project or the property or any renewals, modifications, consolidations,

replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that Landlord obtains from the lender or other party in question a written undertaking in favor of Tenant to the effect that such lender or other party will not disturb Tenant's right of possession under this

Lease if Tenant is not then or thereafter in breach of any covenant or provision of this Lease.

Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute,

acknowledge and deliver upon request any and all documents or instruments requested by

Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages,

deed of trust, or leasehold estates.  Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust or any deed in lieu thereof, to attorn to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof as so requested to do so by such purchaser and to recognize such purchaser as the lessor under this

Lease; Tenant shall, within five (5) days after request execute such further instruments or assurances as such purchaser may reasonably deem necessary to evidence or confirm such attornment.  Tenant agrees to provide copies of any notices of Landlord's default under this

Lease to any mortgagee or deed of trust beneficiary whose address has been provided to Tenant and Tenant shall provide such mortgagee or deed of trust beneficiary a commercially reasonable time after receipt of such notice within which to cure any such default.  Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

ARTICLE 18

EMINENT DOMAIN

If the whole of the Premises or the Project or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option.  No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided,

however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the

Term hereof as provided hereunder, relocation costs or for the interruption of, or damage to,

Tenant's business.  In the event of a partial taking described in this Article 18, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises.  Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

ARTICLE 19

DEFAULT

Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "Event of Default":

(a)

Failure or refusal to pay Basic Rental, Additional Rent or any other amount to be paid by Tenant to Landlord hereunder within five (5) calendar days after Landlord's delivery of written notice that the same is due or payable hereunder; said five (5) calendar day period shall be in lieu of, and not in addition to, the notice requirements of Section 1161 of the C alifornia

Code of Civil Procedure or any similar or successor law;

(b)

Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default under this Article 19(b), and except as set forth in items (a) above and

(c) through and including (g) below, failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice ("Default Notice") to Tenant of such failure; provided, however, that if the nature of

Tenant's obligation is such that more than thirty (30) days are required for performance, then

Tenant shall not be in default if Tenant commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion within sixty (60) days after receipt of such Default Notice.  Such thirty (30) day notice shall be in lieu of, and not in addition to, any required under Section 1161 of the California Code of Civil Procedure or any similar or successor law;

(c)

Abandonment or vacating (including Tenant's failure to timely pay any amount including, but not limited to, Base Rent and Additional Rent, when due) or failure to accept tender of possession of the Premises or any significant portion thereof;

(d)

The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

(e)

The filing by Tenant or any guarantor hereunder in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant or any guarantor hereunder of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or for any guarantor hereunder, or of any of the property of either, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor hereunder, if such proceeding shall not be dismissed or trusteeship discontinued within thirty (30) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant or any guarantor hereunder of an assignment for the benefit of creditors.  Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay for Landlord in the event Tenant files a petition under the

United States Bankruptcy laws, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor of this Lease;

(f)

Tenant's failure to cause to be released or bonded against any mechanics liens filed against the Premises or the Project within twenty (20) days after the date Tenant receives notice that the same shall have been filed or recorded; or

(g)

Tenant's failure to observe or perform according to the provisions of Articles 7,

14, 17 or 25 within three (3) business days after notice from Landlord.

All defaults by Tenant of any covenant or condition of this Lease shall be deemed by the parties hereto to be material.

ARTICLE 20

REMEDIES

(a)

Upon the occurrence of an Event of Default under this Lease as provided in

Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law,

including but not limited to the remedy provided by Section 1951.4 of the California Civil Code,

and including without limitation, terminating this Lease, reentering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant.  If Landlord elects to terminate this

Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to (i) the worth at the time of award of the amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, tenant improvement expenses, brokerage commissions and advertising expenses incurred, expenses of remodeling the

Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.  The term "rent" as used in this Article 20(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease,

whether to Landlord or to others.  As used in items (i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in item (e), below, but in no case greater than the maximum amount of such interest permitted by law.  As used in item (iii),

above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of placeCitySan Francisco at the time of award plus one percent (1%).

(b)

Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

(c)

Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect

Landlord's interest under this Lease shall not terminate Tenant's right to possession of the

Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect and Landlord may enforce all of Landlord's rights and remedies hereunder including, without limitation, the remedy described in California Civil Code

Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations).  Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this

Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

(d)

All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law,

and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.

(e)

Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of twelve percent (12%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.  In addition to such interest:  (i) if Basic Rental is not paid on or before the fifth (5th) day of the calendar month for which the same is due, a late charge equal to ten percent (10%) of the amount overdue or $100, whichever is greater, shall be immediately due and owing and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full,

which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment; and (ii) an additional charge of $25 shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event.  Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

(f)

Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 20, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by

Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements.  In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(g)

Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within sixty (60)  days after written notice is delivered by

Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, "Lender")

covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation which Landlord has failed to perform; provided, however,

that if the nature of Landlord's obligation is such that more than sixty (60) days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such sixty (60) day period and thereafter diligently prosecutes the same to completion.

(h)

In the event of any default, breach or violation of Tenant's rights under this Lease by Landlord, Tenant's exclusive remedies shall be an action for specific performance or action for actual damages.  Without limiting any other waiver by Tenant which may be contained in this

Lease, Tenant hereby waives the benefit of any laws granting it the right to perform Landlord's obligation, or the right to terminate this Lease on account of any Landlord default.

ARTICLE 21

TRANSFER OF LANDLORD'S INTEREST

In the event of any transfer or termination of Landlord's interest in the Premises or the

Project by sale, assignment, transfer, foreclosure, deed-in-lieu of foreclosure or otherwise whether voluntary or involuntary, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer or termination, including furthermore without limitation, the obligation of Landlord under Article 4 and California Civil Code 1950.7 above to return the security deposit, provided said security deposit is transferred to said transferee.  Tenant agrees to attorn to the transferee upon any such transfer and to recognize such transferee as the lessor under this Lease and Tenant shall, within five (5) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

ARTICLE 22

BROKER

In connection with this Lease, Landlord and Tenant each warrant and represent to the other that it has had dealings only with firm(s) set forth in Article 1.H. of the Basic Lease

Provisions and that it knows of no other person or entity who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold the other party, its agents, members, partners, representatives,

officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses that such party may incur should such warranty and representation prove incorrect, inaccurate or false.

ARTICLE 23

PARKING

Tenant shall have the right, but not the obligation, to rent from Landlord, commencing on the Commencement Date, up to the number of unreserved and reserved parking passes set forth in Section 1(I) of the Basic Lease Provisions, which parking passes shall pertain to the Project parking facility.  Tenant shall pay to Landlord for such unreserved and reserved parking passes the prevailing rate charged from time to time at the location of such parking passes.  The current rate charged by Landlord for parking passes is $100.00 per unreserved pass, per month, and

$150.00 per reserved parking pass, per month, subject to increase from time to time.  In addition,

Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant.  Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations, and Tenant not being in default under this Lease.  Landlord specifically reserves the right to change the size,

configuration, design, layout and all other aspects of the Project parking facility at any time and

Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of rent under this Lease, from time to time, elect to close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements.  Upon any such election by Landlord, Landlord shall use its commercially reasonable efforts to provide Tenant with substitute parking passes.

Landlord may, from time to time, relocate any reserved parking spaces (if any) rented by Tenant to another location in the Project parking facility. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord.  The parking passes rented by Tenant pursuant to this Article 23 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.  Tenant may validate visitor parking by such method or methods as Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

ARTICLE 24

WAIVER

No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Landlord or Tenant, as applicable, of the same or any other provision.  No provision of this Lease may be waived by

Landlord or Tenant, except by an instrument in writing executed by the waiving party.

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved.  No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.  The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.  Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto.  Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies

Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

ARTICLE 25

ESTOPPEL CERTIFICATE

Tenant shall, at any time and from time to time, upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information, (but not limited to the following information in the event further information is requested by Landlord): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this

Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) the amount of Tenant's security deposit, if any; and (iv)

acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of

Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed.  It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Real Property.  Tenant's failure to deliver such statement within such time shall constitute an admission by Tenant that all statements contained therein are true and correct.

ARTICLE 26

LIABILITY OF LANDLORD

Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action or obligation,

contractual, statutory or otherwise by Tenant against Landlord or the Landlord Parties concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the lesser of (i) the interest of

Landlord in and to the Project, and (ii) the interest Landlord would have in the Project if the

Project were encumbered by third party debt in an amount equal to ninety percent (90%) of the then current value of the Project.  No other property or assets of Landlord or any Landlord Party shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or

Tenant's use or occupancy of the Premises.  Tenant further understands that any liability, duty or obligation of Landlord to Tenant which accrues from and after the date of transfer, shall automatically cease and terminate as of the date that Landlord or any of Landlord’s

Representatives no longer have any right, title or interest in or to the Project.  Notwithstanding any contrary provision herein, neither Landlord nor any Landlord Representative shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business,

including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

ARTICLE 27

INABILITY TO PERFORM

This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of any prevention, delay, stoppage due to strikes,

lockouts, acts of God, or any other cause previously, or at such time, beyond the reasonable control or anticipation of Landlord (collectively, a "Force Majeure") and Landlord's obligations under this Lease shall be forgiven and suspended by any such Force Majeure.

ARTICLE 28

HAZARDOUS WASTE

(a)

Tenant shall not cause or permit any Hazardous Material (as defined in

Article 28(d) below) to enter or be brought, kept or used in or about the Project by Tenant, its agents, employees, contractors, or invitees except for normal qualities of Hazardous Materials as are ordinarily and customarily used in the operation of Tenant's business, provided the same are used and handled at all times in accordance with all Environmental Laws.  Tenant indemnifies

Landlord and the Landlord Parties from and against any breach by Tenant of the obligations stated in this Article 28, and agrees to defend and hold Landlord and the Landlord Parties harmless from and against any and all claims, judgments, damages, penalties, fines, costs,

liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Project,

damages arising from any adverse impact or marketing of space in the Project, and sums paid in settlement of claims, attorneys' fees and costs, consultant fees, and expert fees) which arise during or after the Term of this Lease as a result of such breach.  This indemnification of

Landlord and the Landlord Parties by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the

Project.  Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project, then subject to the provisions of Articles 9, 10 and 11 hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the

Project and so long as such actions do not materially interfere with the use and enjoyment of the

Project by the other tenants thereof; provided however, Landlord shall also have the right, by written notice to Tenant, to directly undertake any such mitigation efforts with regard to

Hazardous Materials in or about the Project due to Tenant's breach of its obligations pursuant to this Section 28(a), and to charge Tenant, as Additional Rent, for the costs thereof.

(b)

Intentionally Omitted.

(c)

It shall not be unreasonable for Landlord to withhold its consent to any proposed

Transfer if (i) the proposed transferee's anticipated use of the Premises involves the generation,

storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such Transferee's actions or use of the property in question; or (iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use,

disposal, or storage of a Hazardous Material.

(d)

As used herein, the term "Hazardous Material" means any hazardous, toxic  or other substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government.  The term "Hazardous

Material" includes, without limitation, any material or substance which is (i) defined as

"Hazardous Waste," "Extremely Hazardous Waste," or "Restricted Hazardous Waste" under

Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a

"Hazardous Substance" under Section 25316 of the California Health and Safety Code, Division

20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a

"Hazardous Material," "Hazardous Substance," or "Hazardous Waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release

Response Plans and Inventory), (iv) defined as a "Hazardous Substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of

Hazardous Substances), (v) regulated by Section 26100 et seq. of the California Health and

Safety Code, Division 20, Chapter 18 (Toxic Mold Protection Act of 2001), (vi) petroleum, (vii)

asbestos, (viii) listed under Article 9 or defined as Hazardous or extremely hazardous pursuant to

Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ix)

designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution

Control Act (33 U.S.C. § 1317), (x) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. (42 U.S.C.

§ 6903), or (xi) defined as a "Hazardous Substance" pursuant to Section 101 of the

Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et

seq. (42 U.S.C. § 9601).

(e)

As used herein, the term "Laws" means any applicable federal, state or local law,

ordinance, or regulation relating to any Hazardous Material affecting the Project, including,

without limitation, the laws, ordinances, and regulations referred to in Article 28(d) above.

ARTICLE 29

SURRENDER OF PREMISES; REMOVAL OF PROPERTY

(a)

The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

(b)

Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in good order and condition, reasonable wear and tear and repairs which are Landlord's obligation excepted,

and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning, telephone and data cabling and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant (unless Landlord exercises its option to have any subleases or subtenancies assigned to it), and Tenant shall repair all damage to the

Premises resulting from the removal of such items from the Premises.

(c)

Whenever Landlord shall reenter the Premises as provided in Article 20 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned property

("Abandoned Property").  Landlord may take any one or more of the following actions with respect to Abandoned Property:  (i) remove any or all of the Abandoned Property from the

Premises, (ii) dispose of any or all of the Abandoned Property in any manner, (iii) store any or all of the Abandoned Property in any location at the expense and risk of Tenant, and/or (iv) sell any or all of the Abandoned Property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon

Tenant.  If Landlord sells the Abandoned Property, Landlord shall apply the proceeds of such sale as follows: first, to the cost and expense of such sale, including reasonable attorneys' fees and costs for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and fourth, the balance, if any,

to Tenant.  If Landlord takes any such action with respect to the Abandoned Property under the terms of this section, Tenant shall release Landlord from any and all liability arising out of or related to the Abandoned Property and Tenant shall indemnify, defend and hold Landlord harmless from any and all loss, cost, damage, liability or claims arising out of or related to the

Abandoned Property.

(d)

All fixtures, equipment, leasehold improvements, Alterations and/or appurtenances attached to or built into the Premises prior to or during the Term, whether by

Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to Article 9, above.  Such fixtures, equipment, leasehold improvements, Alterations,

additions, improvements and/or appurtenances shall include but not be limited to:  all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors),

plumbing systems, security systems, electrical systems, lighting systems, silencing equipment,

communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

ARTICLE 30

MISCELLANEOUS

(a)

SEVERABILITY; ENTIRE AGREEMENT.

ANY PROVISION OF THIS

LEASE WHICH SHALL PROVE TO BE INVALID, VOID, OR ILLEGAL SHALL IN

NO WAY AFFECT, IMPAIR OR INVALIDATE ANY OTHER PROVISION HEREOF

AND SUCH OTHER PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT.

THIS LEASE AND THE EXHIBITS AND ANY ADDENDUM ATTACHED HERETO

CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO

WITH REGARD TO TENANT'S OCCUPANCY OR USE OF ALL OR ANY PORTION

OF THE PROJECT, AND NO PRIOR AGREEMENT OR UNDERSTANDING

PERTAINING TO ANY SUCH MATTER SHALL BE EFFECTIVE FOR ANY

PURPOSE.  NO PROVISION OF THIS LEASE MAY BE AMENDED OR

SUPPLEMENTED EXCEPT BY AN AGREEMENT IN WRITING SIGNED BY THE

PARTIES HERETO OR THEIR SUCCESSOR IN INTEREST.  THE PARTIES AGREE

THAT ANY DELETION OF LANGUAGE FROM THIS LEASE PRIOR TO ITS

MUTUAL EXECUTION BY LANDLORD AND TENANT SHALL NOT BE

CONSTRUED TO HAVE ANY PARTICULAR MEANING OR TO RAISE ANY

PRESUMPTION, CANON OF CONSTRUCTION OR IMPLICATION INCLUDING,

WITHOUT LIMITATION, ANY IMPLICATION THAT THE PARTIES INTENDED

THEREBY TO STATE THE CONVERSE, OBVERSE OR OPPOSITE OF THE

DELETED LANGUAGE.

(b)

Attorneys' Fees; Waiver of Jury Trial.

(i)

In any action to enforce the terms of this Lease, including any suit by

Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees and costs in such suit and such attorneys'

fees and costs shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.  Tenant shall also reimburse

Landlord for all costs incurred by Landlord in connection with enforcing its rights under this

Lease against Tenant following a bankruptcy by Tenant or otherwise, including without limitation, legal fees, experts' fees and expenses, court costs and consulting fees.

(ii)

Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the

Premises or any part thereof and from all costs and expenses, including reasonable attorneys' fees and costs incurred by Landlord in connection with such litigation.

(iii)

When legal services are rendered by an attorney at law who is an employee of a party, attorneys' fees and costs incurred by that party shall be deemed to include an amount based upon the number of hours spent by such employee on such matters multiplied by an appropriate billing rate determined by taking into consideration the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

(iv)

EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY

JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION

OF THIS LEASE, FOR DAMAGES FOR ANY BREACH UNDER THIS LEASE, OR

OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY HEREUNDER.

(c)

Time of Essence.  Time is of the essence with respect to the performance of every provision of this Lease.

(d)

Headings; Joint and Several.  The article headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof.  The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon

Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

(e)

Reserved Area.  Tenant hereby acknowledges and agrees that the exterior walls of the Premises and the area between the finished ceiling of the Premises and the slab of the floor of the Project thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wiring and cabling leading through, under or above the Premises or throughout the Project in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

(f)

NO OPTION. THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS

AGENT OR REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT

DOES NOT CONSTITUTE AN OPTION OR OFFER TO LEASE THE PREMISES

UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION

OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT

THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION

HEREOF BY LANDLORD AND TENANT AND DELIVERY OF A FULLY EXECUTED

LEASE TO TENANT.

(g)

Use of Project Name; Improvements.  Tenant shall not be allowed to use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord.  In the event that Landlord undertakes any additional improvements on the Real Property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby;

provided, however, Landlord shall use its commercially reasonable efforts to minimize unreasonable interference with Tenant's business.

(h)

Rules and Regulations.  Tenant shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other Rules and Regulations as Landlord may from time to time reasonably adopt for the safety,

care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein, provided that such Rules and Regulations are not enforced against Tenant in a discriminatory manner, materially or unreasonably increase Tenant's obligations under this Lease or materially or unreasonably interfere with Tenant's access to the Premises.  Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project.  A waiver by Landlord of any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the

Rule or Regulation for this Tenant.

(i)

Quiet Possession.  Upon Tenant's paying the Basic Rental, Additional Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this

Lease.

(j)

Rent.  All payments required to be made hereunder to Landlord shall be deemed to be rent, whether or not described as such.

(k)

Successors and Assigns.  Subject to the provisions of Article 15 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(l)

Notices.  Any notice required or permitted to be given hereunder shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, or via overnight courier, and shall be effective upon proof of delivery, addressed, to Tenant at the Premises or to Landlord at the management office for the Project, with a copy to Landlord, c/o Arden Realty, Inc., 11601 Wilshire Boulevard,

Fourth Floor, Los Angeles, California 90025, Attn: Legal Department.  Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes.  A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant.

Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation three day notices, may be sent by regular mail.

(m)

Persistent Delinquencies.  In the event that Tenant shall be delinquent by more than fifteen (15) days in the payment of rent on three (3) separate occasions in any twelve (12)

month period, Landlord shall have the right to terminate this Lease by thirty (30) days written notice given by Landlord to Tenant within thirty (30) days of the last such delinquency.

(n)

Right of Landlord to Perform.  All covenants and agreements to be performed by

Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.  If Tenant shall fail to pay any sum of money,

other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided.  All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to

Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

(o)

Access, Changes in Project, Facilities, Name.

(i)

Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, the rooftop, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises or within the Project used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to

Landlord.

(ii)

Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, columns and ceilings of the Premises and throughout the Project.

(iii)

Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Project and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable, provided that Tenant's ingress and egress and use of its Premises and parking is not materially and negatively impacted in any direct way.

(iv)

Landlord may adopt any name for the Project and Landlord reserves the right, from time to time, to change the name and/or address of the Project.

(p)

Signing Authority.  If Tenant is a corporation, partnership or limited liability company, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant is a corporation, a duly adopted resolution of the Board of

Directors of said corporation or in accordance with the By-laws of said corporation, (ii) if Tenant is a partnership, the terms of the partnership agreement, and (iii) if Tenant is a limited liability company, the terms of its operating agreement, and that this Lease is binding upon said entity in accordance with its terms.  Concurrently with Tenant's execution of this Lease, Tenant shall provide to Landlord a copy of: (i) if Tenant is a corporation, such resolution of the Board of

Directors authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation and shall be in the form of Exhibit "E" attached hereto or otherwise in a form reasonably acceptable to

Landlord, (ii) if Tenant is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing this Lease on behalf of said partnership, and (iii) if Tenant is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing this Lease on behalf of said limited liability company.  In the event Tenant fails to comply with the requirements set forth in this subparagraph (p), then each individual executing this Lease, jointly and severally along with Tenant, shall be personally liable for all of Tenant's obligations in this

Lease.

(q)

Identification of Tenant.

(i)

If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms,

covenants, conditions and provisions of this Lease to be kept, observed and performed by

Tenant, (B) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(ii)

If Tenant is a partnership (or is comprised of two or more persons,

individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 30(q)(ii) as "Partnership Tenant"), the following provisions of this

Lease shall apply to such Partnership Tenant:

(A)

The liability of each of the parties comprising Partnership Tenant shall be joint and several.

(B)

Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by the individual or individuals authorized to execute this Lease on behalf of Partnership Tenant under Subparagraph (p) above.

(C)

Any bills, statements, notices, demands, requests or other

communications  given or rendered to Partnership Tenant or to any of the parties comprising

Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

(D)

If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

(E)

Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord,

wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither

Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Article 30(q)(ii) or relieve any such new partner of its obligations thereunder).

(r)

Substitute Premises.

Landlord shall have the right at any time during the Term

hereof, upon giving Tenant not less than sixty (60) days prior notice, to provide and furnish

Tenant with space elsewhere in the Project and remove and place Tenant in such space, provided that (a) space shall be of approximately the same size as the Premises with at least comparable improvements as existed in the Premises as of the Commencement Date; (b) Landlord shall pay all verified and reasonable costs and expenses incurred as a result of such movement to new space, including, without limitation, all reasonable out-of-pocket telephone and computer wiring expenses (not to exceed then-current  supply) and re-hook up charges, reasonable out-of-pocket replacement costs for then-existing stationery and business cards (with address and Suite number references), not to exceed then-current supply, that would need to be replaced as a result of such relocation, and reasonable out-of-pocket moving company costs; (c) the relocation will take place on a weekend and/or after-hours, and shall be accomplished as quickly as reasonably practicable; and (d) Basic Rental and Tenant's Proportionate Share and all other amounts based upon the square footage of the Premises shall be based upon the square footage of such new space.  If Landlord moves Tenant to such new space, this Lease and each and all of its terms,

covenants and conditions shall remain in full force and effect and shall be deemed applicable to such new space and such new space shall thereafter be deemed to be the "Premises" as though

Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

(s)

Survival of Obligations.  Any obligations of Tenant occurring prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

(t)

Confidentiality.  Tenant acknowledges that the content of this Lease and any related documents are confidential information.  Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal and space planning consultants and any proposed Transferees.

(u)

Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the State of California.  No conflicts of law rules of any state or country

(including, without limitation, California conflicts of law rules) shall be applied to result in the application of any substantive or procedural laws of any state or country other than California.

All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall be brought, heard and adjudicated by the courts of the State of California, with venue in the County of Los Angeles.  Each of the parties hereto hereby consents to personal jurisdiction by the courts of the State of California in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by California law and consent to the enforcement of any judgment so obtained in the courts of the State of California on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts.  Each of the parties hereto further acknowledges that the laws and courts of California were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

(v)

Exhibits.  The Exhibits attached hereto are incorporated herein by this reference as if fully set forth herein.

(w)

Independent Covenants.  This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent (and not dependent) and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to set off of any of the rent or other amounts owing hereunder against Landlord.

(x)

Counterparts.  This Lease may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

(y)

Financial Statements.  Upon the request of Landlord, Tenant shall deliver to

Landlord and any lender of Landlord current financial statements of Tenant.

ARTICLE 31

OPTION TO EXTEND

(a)

Option Right.  Landlord hereby grants the Tenant named in this Lease

("Original Tenant") one (1) option ("Option") to extend the initial Term for a period of five (5)

years ("Option Term"), which Option shall be exercisable only by written notice delivered by

Tenant to Landlord as set forth below.  The rights contained in this Article 31 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee,

sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises as of the date of Tenant's Acceptance (as defined in Section 31(c)

below).

(b)

Option Rent.  The rent payable by Tenant during the Option Term ("Option

Rent") shall be equal to the "Market Rent" (defined below), but in no event shall the Option Rent be less than Tenant is paying under the Lease on the month immediately preceding the Option

Term for Monthly Basic Rental, including all escalations, Direct Costs, additional rent and other charges.  "Market Rent" shall mean the applicable Monthly Basic Rental, including all escalations, Direct Costs additional rent and other charges at which tenants, as of the commencement of the Option Term, are leasing non-renewal, non-sublease, non-equity space comparable in size, location and quality to the Premises for a term comparable to the Option

Term, which comparable space is located in office buildings comparable to the Project in the

Sherman Oaks/Encino, California office market, taking into consideration (i) the value of the existing improvements in the Premises to Tenant, as compared to the value of the existing improvements in such comparable space, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant.

(c)

Exercise of Option.

The Option shall be exercised by Tenant only in the

following manner:  (i) there shall be no Event of Default by Tenant under this Lease, and shall not have been an Event of Default by Tenant under this Lease more than once, on the delivery date of the Interest Notice and Tenant's Acceptance; (ii) Tenant shall deliver written notice

("Interest Notice") to Landlord not more than ten (10) months nor less than nine (9) months prior to the expiration of the initial Term, stating that Tenant is interested in exercising the

Option, (iii) within fifteen (15) business days of Landlord's receipt of Tenant's written notice,

Landlord shall deliver notice ("Option Rent Notice") to Tenant setting forth the Option Rent;

and (iv) if Tenant desires to exercise such Option, Tenant shall provide Landlord written notice within five (5)  business days after receipt of the Option Rent Notice ("Tenant's Acceptance")

and upon, and concurrent with such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice.  Tenant's failure to deliver the Interest Notice or Tenant's

Acceptance on or before the dates specified above shall be deemed to constitute Tenant's election not to exercise the Option.  If Tenant timely and properly exercises its Option, the initial Term shall be extended for the Option Term upon all of the terms and conditions set forth in this

Lease, except that the rent for the Option Term shall be as indicated in the Option Rent Notice unless Tenant, concurrently with Tenant's acceptance, objects to the Option Rent contained in the

Option Rent Notice, in which case the parties shall follow the procedure and the Option Rent shall be determined, as set forth in Section 31(d) below.

(d)

Determination of Market Rent.

If Tenant timely and appropriately objects to

the Market Rent in Tenant's Acceptance, Landlord and Tenant shall attempt to agree upon the

Market Rent using their best good-faith efforts.  If Landlord and Tenant fail to reach agreement within twenty-one (21) days following Tenant's Acceptance ("Outside Agreement Date"), then each party shall make a separate determination of the Market Rent which shall be submitted to each other and to arbitration in accordance with the following items (i) through (vii):

(i)

Landlord and Tenant shall each appoint, within ten (10) days of the

Outside Agreement Date, one arbitrator who shall by profession be a current real estate broker or appraiser of commercial office properties in the immediate vicinity of the Project, and who has been active in such field over the last five (5) years.  The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rent is the closest to the actual Market Rent as determined by the arbitrators, taking into account the requirements of item (b), above.

(ii)

The two (2) arbitrators so appointed shall within five (5) business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(iii)

The three (3) arbitrators shall within fifteen (15) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Market Rent, and shall notify Landlord and Tenant thereof.

(iv)

The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(v)

If either Landlord or Tenant fails to appoint an arbitrator within ten (10)

days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(vi)

If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this item (d).

(vii)

The cost of arbitration shall be paid by Landlord and Tenant equally.

IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions and Articles, including all exhibits and other attachments referenced therein, as of the date first above written.

"LANDLORD":

placeCityARDEN REALTY FINANCE IV, L.L.C.,

a placeStateDelaware limited liability company

By:  __________________________________

Name:  ________________________________

Its:  ___________________________________

"TENANT":

WORLDWIDE EXCELLENCE, INC.,

a placeStateDelaware corporation

By:

Print Name:

Title:

By:

Print Name:

Title:

EXHIBIT "A"

PREMISES

EXHIBIT "A"

EXHIBIT "B"

RULES AND REGULATIONS

1.

No sign, advertisement or notice shall be displayed, printed or affixed on or to the

Premises or to the outside or inside of the Project or so as to be visible from outside the Premises or Project without Landlord's prior written consent.  Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and

Landlord shall not be liable in damages for such removal.  All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by

Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

2.

Tenant shall not obtain for use on the Premises ice, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises,

except from persons authorized by Landlord and at the hours and under regulations fixed by

Landlord.  No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

3.

The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's

Premises.  Under no circumstances is trash to be stored in the corridors.  Notice must be given to

Landlord for any large deliveries.  Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Project only at times and in the manner designated by

Landlord, and always at Tenant's sole responsibility and risk.  Landlord may impose reasonable charges for use of freight elevators after or before normal business hours.  All damage done to the Project by moving or maintaining such furniture, freight or articles shall be repaired by

Landlord at Tenant's expense.  Tenant shall not take or permit to be taken in or out of entrances or passenger elevators of the Project, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators.  Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all waste that is at any time being taken from the Premises directly to the areas designated for disposal.

4.

Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

5.

Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises.  Tenant shall not place typed, handwritten or computer generated signs in the corridors or any other common areas.  Should there be a need for signage additional to the Project standard tenant placard, a written request shall be made to Landlord to obtain approval prior to any installation.  All costs for said signage shall be Tenant's responsibility.

6.

In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Project.  Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the

Project, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto.  Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which

Landlord determines to constitute a danger of damage to the Project or a nuisance to other tenants, either alone or in combination with other heavy and/or vibrating objects and equipment,

shall be promptly removed by Tenant, at Tenant's cost, upon Landlord's written notice of such determination and demand for removal thereof.

EXHIBIT "B"

7.

Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-

conditioning other than that supplied by Landlord.

8.

Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by

Landlord.

9.

Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

10.

Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing window coverings when the sun's rays fall directly on windows of the

Premises.  Tenant shall not obstruct, alter, or in any way impair the efficient operation of

Landlord's heating, ventilating and air-conditioning system.  Tenant shall not tamper with or change the setting of any thermostats or control valves.

11.

The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises.

Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the

Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau.  The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose.  No auction shall be conducted on the Premises.

12.

Tenant shall not make, or permit to be made, any unseemly or disturbing noises,

or disturb or interfere with occupants of Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

13.

No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises,

except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted.  No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.  The foregoing notwithstanding, Tenant shall have the right to use a toaster, a microwave and to heat microwavable items typically heated in an office.  No hot plates, toaster ovens or similar open element cooking apparatus shall be permitted in the Premises.

14.

The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Project shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

15.

No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor.  Each tenant must, upon the termination of his tenancy, give to Landlord all keys and key cards of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay

Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.  If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant.  Tenant shall not key or re-key any locks.  All locks shall be keyed by Landlord's locksmith only.

16.

Landlord shall have the right to prohibit any advertising by any tenant which, in

Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

EXHIBIT "B"

17.

Landlord reserves the right to control access to the Project by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays and may at all times control access to the equipment areas of the Project outside the

Premises.  Each tenant shall be responsible for all persons for whom it requests after hours access and shall be liable to Landlord for all acts of such persons.  Landlord shall have the right from time to time to establish reasonable rules and charges pertaining to freight elevator usage,

including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom.  Landlord may also establish from time to time reasonable rules and charges for accessing the equipment areas of the Project, including the risers, rooftops and telephone closets.

18.

Any person employed by any tenant to do janitorial work shall, while in the

Project and outside of the Premises, be subject to and under the control and direction of the

Office of the Project or its designated representative such as security personnel (but not as an agent or servant of Landlord, and the Tenant shall be responsible for all acts of such persons).

19.

All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress.  Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens"

developed by Landlord for the Project, or required by law.  Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the

Premises and shut off all lights and water faucets in the Premises.

20.

The requirements of tenants will be attended to only upon application to the

Office of the Project.

21.

Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

22.

All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration,

noise or annoyance.

23.

No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord.  Tenant shall pay the cost of all electricity used for air-conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

24.

There shall not be used in any space, or in the public halls of the Project, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

25.

All electrical ceiling fixtures hung in offices or spaces along the perimeter of the

Project must be fluorescent and/or of a quality, type, design and bulb color approved by

Landlord.  Tenant shall not permit the consumption in the Premises of more than 2½ watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than 1½ watts per net usable square foot of space in the

Premises in respect of the power outlets therein, at any one time.  In the event that such limits are exceeded, Landlord shall have the right to require Tenant to remove lighting fixtures and equipment and/or to charge Tenant for the cost of the additional electricity consumed.

26.

Parking.

(a)

Project parking facility hours shall be 7:00 a.m. to 7:00 p.m., Monday through Friday, and closed on weekends, state and federal holidays excepted, as such hours may be revised from time to time by Landlord; provided, however, subject to the terms and conditions of this Lease, Tenant shall have access to the Project parking facility twenty-four (24) hours per day, seven (7) days per week.

(b)

Automobiles must be parked entirely within the stall lines on the floor.

(c)

All directional signs and arrows must be observed.

(d)

The speed limit shall be 5 miles per hour.

(e)

Parking is prohibited in areas not striped for parking.

EXHIBIT "B"

(f)

Parking cards or any other device or form of identification supplied by

Landlord (or its operator) shall remain the property of Landlord (or its operator).  Such parking identification device must be displayed as requested and may not be mutilated in any manner.

The serial number of the parking identification device may not be obliterated.  Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void.  There will be a replacement charge to the Tenant or person designated by Tenant of

$25.00 for loss of any parking card.  There shall be a security deposit of $10.00 due at issuance for each card key issued to Tenant.

(g)

The monthly rate for parking is payable one (1) month in advance and must be paid by the third business day of each month.  Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due.  No deductions or allowances from the monthly rate will be made for days parker does not use the parking facilities.

(h)

Tenant may validate visitor parking by such method or methods as the

Landlord may approve, at the validation rate from time to time generally applicable to visitor parking.

(i)

Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the Project parking facility, and any violation of the rules shall subject the automobile to removal from the Project parking facility at the parker's expense.  In either of said events, Landlord (or its operator) shall refund a prorata portion of the current monthly parking rate and the sticker or any other form of identification supplied by Landlord (or its operator) will be returned to Landlord (or its operator).

(j)

Project parking facility managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

(k)

All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.

(l)

Loss or theft of parking identification devices from automobiles must be reported to the Project parking facility manager immediately, and a lost or stolen report must be filed by the parker at that time.

(m)

The parking facilities are for the sole purpose of parking one automobile per space.  Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.

(n)

Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant and/or its employees who refuse to comply with the above Rules and Regulations and all City, State or Federal ordinances,

laws or agreements.

(o)

Tenant agrees to acquaint all employees with these Rules and Regulations.

(p)

No vehicle shall be stored in the Project parking facility for a period of more than one (1) week.

27.

The Project is a non-smoking Project.  Smoking or carrying lighted cigars or cigarettes in the Premises or the Project, including the elevators in the Project, is prohibited.

28.

Tenant shall not, without Landlord's prior written consent (which consent may be granted or withheld in Landlord's absolute discretion), allow any employee or agent to carry any type of gun or other firearm in or about any of the Premises, Project or Development.

EXHIBIT "B"

EXHIBIT "C"

NOTICE OF LEASE TERM DATES

AND TENANT'S PROPORTIONATE SHARE

TO:___________________________________

DATE:____________________________

RE:

Lease dated ________________, 200__, between

("Landlord"), and

("Tenant"), concerning Suite ________, located at

__________________________________________.

Ladies and Gentlemen:

In accordance with the Lease, Landlord wishes to advise and/or confirm the following:

1.

That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease and that there is no deficiency in construction.

2.

That the Tenant has taken possession of the Premises and acknowledges that under the provisions of the Lease the Term of said Lease shall commence as of

____________ for a term of ________________________ ending on

________________________.

3.

That in accordance with the Lease, Basic Rental commenced to accrue on

________________________.

4.

If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a prorata adjustment.  Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5.

Rent is due and payable in advance on the first day of each and every month during the Term of said Lease.  Your rent checks should be made payable to

________________________ at ________________________________________________.

6.

The exact number of rentable square feet within the Premises is

__________ square feet.

7.

Tenant's Proportionate Share, as adjusted based upon the exact number of rentable square feet within the Premises is _______%.

AGREED AND ACCEPTED:

TENANT:

,

a

By:

Its:

EXHIBIT "C"

EXHIBIT "D"

TENANT WORK LETTER

[WORLDWIDE EXCELLENCE]

This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Premises.  This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise.

SECTION 1

CONSTRUCTION DRAWINGS FOR THE PREMISES

Landlord shall construct the improvements in the Premises (the "Improvements")

pursuant to that certain space plan prepared by Heathcote & Associates dated as of July 19, 2006

(collectively, the "Plans"), a copy of which is attached hereto as Schedule "1".  Unless specifically noted to the contrary on the Plans, the Improvements shall be constructed using

Project-standard quantities, specifications and materials as determined by Landlord.  Based upon the Plans, Landlord shall cause the Architect to prepare detailed plans and specifications for the

Improvements ("Working Drawings").  Landlord shall then forward the Working Drawings to

Tenant for Tenant's approval.  Tenant shall approve or reasonably disapprove any draft of the

Working Drawings within three (3) business days after Tenant's receipt thereof; provided,

however, that (i) Tenant shall not be entitled to disapprove any portion, component or aspect of the Working Drawings which are consistent with the Plans unless Tenant agrees to pay for the additional cost resulting from such change in the Plans as part of the Over-Allowance Amount pursuant to Section 2 below, and (ii) any disapproval of the Working Drawings by Tenant shall be accompanied by a detailed written explanation of the reasons for Tenant's disapproval.

Failure of Tenant to reasonably disapprove any draft of the Working Drawings within said three

(3) business day period shall be deemed to constitute Tenant's approval thereof.  The Working

Drawings, as approved by Landlord and Tenant, may be referred to herein as the "Approved

Working Drawings."  Tenant shall make no changes or modifications to the Plans or the

Approved Working Drawings without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion," as that term is defined in Section 5.1 of this

Tenant Work Letter, of the Improvements in the Premises or increase the cost of designing or constructing the Improvements.

SECTION 2

OVER-ALLOWANCE AMOUNT

In the event that after Tenant's execution of the Lease, any revisions, changes, or substitutions shall be made to the Plans or the Approved Working Drawings or the

Improvements, any additional costs which arise in connection with such revisions, changes or substitutions shall be considered to be an "Over-Allowance Amount."  The Over-Allowance

Amount shall be paid by Tenant to Landlord, as Additional Rent, within ten (10) days after

Tenant's receipt of invoice therefor.  The Over-Allowance Amount shall be disbursed by

Landlord prior to the disbursement of any portion of Landlord's contribution to the construction of the Improvements.

PersonNameSECTION 3

RETENTION OF CONTRACTOR;

WARRANTIES AND GUARANTIES

Landlord hereby assigns to Tenant, to the extent assignable, on a non-exclusive basis, all warranties and guaranties by the contractor who constructs the Improvements (the "Contractor")

relating to the Improvements, and Tenant hereby waives all claims against Landlord relating to,

or arising out of the construction of, the Improvements.  The Contractor shall be designated and retained by Landlord to construct the Improvements.

EXHIBIT "D"

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PersonNameSECTION 4

TENANT'S COVENANTS

Tenant shall, at no cost to Tenant, cooperate with Landlord and the space planner or architect retained by Landlord ("Architect") to cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Project is located in accordance with

Section 3093 of the Civil Code of the State of California or any successor statute upon completion of construction of the Improvements.

PersonNameSECTION 5

COMPLETION OF THE IMPROVEMENTS

5.1

Substantial Completion.  For purposes of this Lease, "Substantial Completion"

of the Improvements in the Premises shall occur upon the completion of construction of the

Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

5.2

Delay of the Substantial Completion of the Premises.  Except as provided in this

Section 5.2, the Commencement Date shall occur as set forth in the Lease.  If there shall be a delay or there are delays in the Substantial Completion of the Improvements in the Premises as a

result of the following (collectively, "Tenant Delays"):

5.2.1

Tenant's failure to timely approve any matter requiring Tenant's approval;

5.2.2

A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

5.2.3

Tenant's request for changes in the Plans, Working Drawings or Approved

Working Drawings;

5.2.4

Changes in any of the Plans, Working Drawings or Approved Working

Drawings because the same do not comply with applicable laws;

5.2.5

Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of

Substantial Completion of the Improvements in the Premises, or which are different from, or not included in, Landlord's standard improvement package items for the Project;

5.2.6

Changes to the base, shell and core work of the Project required by the

Approved Working Drawings or any changes thereto; or

5.2.7

Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work

Letter and regardless of the actual date of the Substantial Completion of the Improvements in the

Premises, the date of Substantial Completion thereof shall be deemed to be the date that

Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above,

had occurred.

PersonNameSECTION 6

MISCELLANEOUS

6.1

Tenant's Representative.  Tenant has designated _______________ as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.2

Landlord's Representative.  Prior to commencement of construction of the

Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

EXHIBIT "D"

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6.3

Time of the Essence in This Tenant Work Letter.  Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

EXHIBIT "D"

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SCHEDULE "1"

PLANS

[ATTACHED]

SCHEDULE "1"

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EXHIBIT "E"

CERTIFIED COPY OF BOARD OF DIRECTORS RESOLUTIONS OF

_________________________________________________

The undersigned, being the duly elected Corporate Secretary of __________________

_________________________, a __________________________ corporation ("Corporation"),

hereby certifies that the following is a true, full and correct copy of the resolutions adopted by the Corporation by unanimous written consent in lieu of a special meeting of its Board of

Directors, and that said resolutions have not been amended or revoked as of the date hereof.

RESOLVED, that the Corporation is hereby authorized to execute, deliver and fully perform that certain document entitled Standard Office Lease ("Lease") by and between the

Corporation and Arden Realty _____________________, ________________ limited partnership, for the lease of space at _____________________________________________.

RESOLVED FURTHER that the Corporation is hereby authorized and directed to make,

execute and deliver any and all consents, certificates, documents, instruments, amendments,

confirmations, guarantees, papers or writings as may be required in connection with or in furtherance of the Lease (collectively with the Lease, the "Documents") or any transactions described therein, and to do any and all other acts necessary or desirable to effectuate the foregoing resolution.

RESOLVED FURTHER that the following officers acting together:  _____________ as

_______________________ and ________________________ as ____________________ are

authorized to execute and deliver the Documents on behalf of the Corporation, together with any other documents and/or instruments evidencing or ancillary to the Documents, and in such forms and on such terms as such officer(s) shall approve, the execution thereof to be conclusive evidence of such approval and to execute and deliver on behalf of the Corporation all other documents necessary to effectuate said transaction in conformance with these resolutions.

Dated: __________________________

_______________________________________

______________________, Corporate Secretary

EXHIBIT "E"

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1-

STANDARD OFFICE LEASE

BY AND BETWEEN

ARDEN REALTY FINANCE IV, L.L.C.,

a Delaware limited liability company,

AS LANDLORD,

AND

WORLDWIDE EXCELLENCE, INC.,

a Delaware corporation,

AS TENANT

SUITE 301

___________________________________________

16000 Ventura Boulevard, Encino, California

TABLE OF CONTENTS

PAGE

ARTICLE 1

Basic Lease Provisions...................................................................................... 1

ARTICLE 2

TERM/PREMISES ........................................................................................... 2

ARTICLE 3

Rental ............................................................................................................... 3

(a)

Basic Rental.......................................................................................... 3

(b)

Increase in Direct Costs ........................................................................ 3

(c)

Definitions............................................................................................ 3

(d)

Determination of Payment..................................................................... 6

ARTICLE 4

Security Deposit................................................................................................ 7

ARTICLE 5

Holding Over .................................................................................................... 8

ARTICLE 6

OTHER Taxes .................................................................................................. 8

ARTICLE 7

Use ................................................................................................................... 9

ARTICLE 8

Condition of Premises....................................................................................... 9

ARTICLE 9

Repairs and Alterations................................................................................... 10

(a)

Landlord’s Obligation......................................................................... 10

(b)

Tenant’s Obligation ............................................................................ 10

(c)

Alterations .......................................................................................... 10

(d)

Insurance Liens................................................................................... 10

(e)

Costs and Fees; Removal .................................................................... 11

ARTICLE 10

Liens............................................................................................................... 11

ARTICLE 11

Project Services .............................................................................................. 11

(b)

Excess Usage ...................................................................................... 12

(c)

Additional Electrical Services ............................................................. 12

(d)

HVAC Balance ................................................................................... 12

(e)

Telecommunications ........................................................................... 12

(f)

After-Hours Use.................................................................................. 13

(g)

Reasonable Charges............................................................................ 13

(h)

Sole Electrical Representative............................................................. 13

ARTICLE 12

Rights of Landlord .......................................................................................... 13

(a)

Right of Entry..................................................................................... 13

(b)

Maintenance Work.............................................................................. 14

(c)

Rooftop............................................................................................... 14

ARTICLE 13

Indemnity; Exemption of Landlord from Liability........................................... 14

(a)

Indemnity............................................................................................ 14

(b)

Exemption of Landlord from Liability................................................. 14

(c)

Security .............................................................................................. 14

ARTICLE 14

Insurance ........................................................................................................ 15

(a)

Tenant's Insurance............................................................................... 15

(b)

Form of Policies.................................................................................. 15

(c)

Landlord's Insurance ........................................................................... 15

(d)

Waiver of Subrogation........................................................................ 16

(e)

Compliance with Law ......................................................................... 16

ARTICLE 15

Assignment and Subletting.............................................................................. 16

ARTICLE 16

Damage or Destruction ................................................................................... 18

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ARTICLE 17

Subordination.................................................................................................. 20

ARTICLE 18

Eminent Domain............................................................................................. 20

ARTICLE 19

Default............................................................................................................ 21

ARTICLE 20

Remedies ........................................................................................................ 22

ARTICLE 21

Transfer of Landlord's Interest ........................................................................ 23

ARTICLE 22

Broker............................................................................................................. 24

ARTICLE 23

Parking ........................................................................................................... 24

ARTICLE 24

Waiver ............................................................................................................ 24

ARTICLE 25

Estoppel Certificate......................................................................................... 25

ARTICLE 26

Liability Of Landlord...................................................................................... 25

ARTICLE 27

Inability To Perform........................................................................................ 26

ARTICLE 28

Hazardous Waste ............................................................................................ 26

ARTICLE 29

SURRENDER OF PREMISES; REMOVAL OF

PROPERTY ................................................................................................... 27

ARTICLE 30

Miscellaneous ................................................................................................. 28

(a)

Severability; Entire Agreement ........................................................... 28

(b)

Attorneys' Fees; Waiver of Jury Trial.................................................. 28

(c)

Time of Essence.................................................................................. 29

(d)

Headings; Joint and Several ................................................................ 29

(e)

Reserved Area..................................................................................... 29

(f)

No Option........................................................................................... 29

(g)

Use of Project Name; Improvements................................................... 29

(h)

Rules and Regulations......................................................................... 29

(i)

Quiet Possession ................................................................................ 29

(j)

Rent .................................................................................................... 29

(k)

Successors and Assigns....................................................................... 30

(l)

Notices................................................................................................ 30

(m)

Persistent Delinquencies ..................................................................... 30

(n)

Right of Landlord to Perform.............................................................. 30

(o)

Access, Changes in Project, Facilities, Name ...................................... 30

(p)

Signing Authority ............................................................................... 30

(q)

Identification of Tenant....................................................................... 31

(r)

Substitute Premises ............................................................................. 32

(s)

Survival of Obligations ....................................................................... 32

(t)

Confidentiality................................................................................... 32

(u)

Governing Law ................................................................................... 32

(v)

Exhibits .............................................................................................. 32

(w)

Independent Covenants ....................................................................... 32

(x)

Counterparts ....................................................................................... 32

(y)

Financial Statements ........................................................................... 32

ARTICLE 31

OPTION TO EXTEND................................................................................... 33

(a)

Option Right .................................................................................................... 33

(b)

Option Rent ..................................................................................................... 33

(c)

Exercise of Options.......................................................................................... 33

(d)

Determination of Market Rent.......................................................................... 33

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Exhibit "A"

Premises

Exhibit "B"

Rules and Regulations

Exhibit "C"

Notice of Lease Term Dates and Tenant's Proportionate Share

Exhibit "D"

Tenant Work Letter

Exhibit "E"

Certified Copy of Board of Directors Resolutions

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INDEX OF DEFINED TERMS

DEFINED TERMS

PAGE

Additional Rent .......................................................................................................................... 3

Affiliate.................................................................................................................................... 18

Alterations................................................................................................................................ 10

Approved Working Drawings........................................................................................ Exhibit D

Architect........................................................................................................................ Exhibit D

Base Year................................................................................................................................... 1

Basic Rental ............................................................................................................................... 1

Brokers....................................................................................................................................... 2

Commencement Date ................................................................................................................. 1

Contractor ..................................................................................................................... Exhibit D

Direct Costs................................................................................................................................ 3

Estimate ..................................................................................................................................... 6

Estimate Statement ..................................................................................................................... 6

Estimated Excess........................................................................................................................ 6

Event of Default ....................................................................................................................... 21

Excess ........................................................................................................................................ 6

Expiration Date .......................................................................................................................... 1

First Month's Rent ...................................................................................................................... 2

Force Majeure .......................................................................................................................... 26

Hazardous Material .................................................................................................................. 26

Landlord..................................................................................................................................... 1

Laws......................................................................................................................................... 27

Lease.......................................................................................................................................... 1

Lease Year ................................................................................................................................. 2

Operating Costs.......................................................................................................................... 4

Options..................................................................................................................................... 33

Original Tenant ........................................................................................................................ 33

Over-Allowance Amount............................................................................................... Exhibit D

Parking Passes............................................................................................................................ 2

Partnership Tenant.................................................................................................................... 31

Permitted Use............................................................................................................................. 2

Plans.............................................................................................................................. Exhibit D

Premises..................................................................................................................................... 1

Project........................................................................................................................................ 1

Real Property.............................................................................................................................. 3

Review Period............................................................................................................................ 7

Security Deposit ......................................................................................................................... 1

Square Footage........................................................................................................................... 1

Statement ................................................................................................................................... 6

Tax Costs ................................................................................................................................... 3

Tenant ........................................................................................................................................ 1

Tenant Delays................................................................................................................ Exhibit D

Tenant Improvements................................................................................................................. 9

Tenant's Proportionate Share ...................................................................................................... 1

Term........................................................................................................................................... 1

Transfer.................................................................................................................................... 17

Transfer Premium..................................................................................................................... 17

Transferee ................................................................................................................................ 17

Working Drawings ........................................................................................................ Exhibit D

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